SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12


                               Aradyme Corporation
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       n/a
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________
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       _________________________________________________________________________
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:___________________________________
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    3) Filing Party:_____________________________________________
    4) Date Filed:_______________________________________________

                                                     Preliminary Proxy Statement

                               ARADYME CORPORATION
                      1255 North Research Way, Suite Q3500
                                Orem, Utah 84097
                            Telephone: (801) 705-5000
                            Facsimile: (801) 705-5001



                                 [mailing date]




Dear Aradyme Stockholder:

         Our Proxy Statement for the 2006 Annual Stockholders' Meeting of Aradyme Corporation and our 2005 Annual Report are enclosed. At this meeting, we will seek your support for the election of directors, approval of the change of our domicile from Delaware to Utah, approval of an amendment to our Certificate of Incorporation increasing our authorized capitalization from 50,000,000 to 100,000,000 shares of common stock, and approval of a 2006 Long-term Incentive Plan.

         These are important considerations for all stockholders. Therefore, the board of directors urges you to review each of these proposals carefully. The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these proposals.

         Your board of directors believes that the adoption of each of the proposals is in the best interests of all stockholders.

                                           Sincerely,

                                           ARADYME CORPORATION


                                           James R. Spencer
                                           President and Chief Executive Officer

                               ARADYME CORPORATION
                      1255 North Research Way, Suite Q3500
                                Orem, Utah 84097
                            Telephone: (801) 705-5000
                            Facsimile: (801) 705-5001

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [MEETING DATE]

To the Stockholders of Aradyme Corporation:

         Aradyme Corporation's 2006 Annual Stockholders' Meeting (the "Annual Meeting") will be held [meeting date], in the Building J Auditorium, at the Canyon Park Technology Center, 1501 North Technology Way, Orem, Utah. The Annual Meeting will convene at 10:00 a.m., local time, to consider and take action on the following proposals:

         (1) to elect each of the following nominees to serve as a director for a term expiring at our 2007 Annual Meeting of the Stockholders and until a successor is elected and qualified;

         (2) to approve of the change in our domicile from Delaware to Utah, to be effected pursuant to an Agreement and Plan of Merger dated effective February 22, 2006, by and between us and Aradyme Development Corporation, a Utah corporation that is our wholly-owned subsidiary ("Aradyme Utah"), pursuant to which we will merge with and into Aradyme Utah and Aradyme Utah will survive the merger (approval of this change in domicile proposal will constitute approval of the merger and the Agreement and Plan of Merger);

         (3) to approve an amendment to the our Certificate of Incorporation to increase our capitalization from 50,000,000 to 100,000,000 shares of common stock (in the event that Proposal 2 is approved by the stockholders, this proposal shall be deemed to relate to the Articles of Incorporation of Aradyme Utah);

         (4) to approve our 2006 Long-Term Incentive Plan (in the event that Proposal 2 is approved by the stockholders, the 2006 Long-Term Incentive Plan shall be deemed adopted by Aradyme
                  Utah);

         (5) to transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only owners of record of our common stock outstanding as of the close of business on [record date] (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the meeting to constitute a quorum for conducting business.

         The attendance at and/or vote of each stockholder at the Annual Meeting is important, and each stockholder is encouraged to attend.

                                            ARADYME CORPORATION
                                            By Order of the Board of Directors

                                            Merwin D. Rasmussen, Secretary
Orem, Utah
[mailing date]

                                    IMPORTANT

Regardless of whether you plan to attend the meeting in person, please fill in, sign, date, and return the enclosed proxy promptly in the self-addressed, stamped envelope provided. No postage is required if mailed in the United
 States. If you prefer, you may send your proxy to us by facsimile transmission at 1-801-705-5001.

                                 SPECIAL REQUEST

   If your shares are held in the name of a brokerage firm, nominee, or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

                                                     Preliminary Proxy Statement


                               ARADYME CORPORATION
                      1255 North Research Way, Suite Q3500
                                Orem, Utah 84097
                            Telephone: (801) 705-5000
                            Facsimile: (801) 705-5001


                                 PROXY STATEMENT

INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies, on behalf of our management, to be voted at the Annual Meeting to be held in the Building J Auditorium, at the Canyon Park Technology Center, 1501 North Technology Way, Orem, Utah, on [meeting date], at 10:00 a.m., local time, or at any adjournment thereof. The enclosed proxy, when properly executed and timely returned, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, the proxy will be voted as follows at the Annual Meeting:

         (1) FOR the election of the nominees of management set forth herein as our directors to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

         (2) FOR change of our domicile from Delaware to Utah, to be effected pursuant to an Agreement and Plan of Merger dated effective February 22, 2006, by and between us and Aradyme Development Corporation, a Utah corporation and our wholly-owned subsidiary ("Aradyme Utah"), pursuant to which we will merge with and into Aradyme Utah, and Aradyme Utah will survive the merger, including approval of the merger and the Agreement and Plan of Merger;

         (3) FOR approval of an amendment to our Articles of Incorporation to increase our capitalization from 50,000,000 to 100,000,000 shares of common stock (in the event Proposal 2 is approved by the stockholders, this proposal will be deemed to relate to the Articles of Incorporation of Aradyme Utah);

         (4)      FOR approval of our 2006 Long-Term Incentive Plan; and

         (5) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

Purpose of the Proxy Statement and Proxy Card

         You are receiving a Proxy Statement and Proxy Card from us because you owned shares of our common stock on [record date], 2006, the record date. This Proxy Statement describes proposals that are being submitted to our stockholders at our Annual Meeting so that you can make informed decisions in connection with your votes. When you sign the Proxy Card, you appoint James R. Spencer and Merwin D. Rasmussen, both of whom are our officers and directors, as your representatives for the Annual Meeting. At the Annual Meeting, James R. Spencer and Merwin D. Rasmussen will vote your Aradyme shares as you have instructed them on the Proxy Card. If you sign and return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by the board of directors. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign, and return your Proxy Card in advance of the Annual Meeting in the event your plans change.

                                                     Preliminary Proxy Statement

Voting Methods

         You May Vote by Mail. To vote by mail, please sign your Proxy Card and return it in the enclosed and addressed envelope. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

         You May Vote by Facsimile. To vote by fax, please sign your Proxy Card and send it by fax to us, Attention Scott Mayfield at (801) 705-5001. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

         Shares Held in Street Name. If your shares are held in street name, then only your brokerage firm, bank, nominee, or other institution can sign a Proxy Card with respect to your shares, and then only upon specific instructions from you. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in street name, your broker, bank, or nominee will likely include a voting instruction card with this Proxy Statement. You should vote your shares by following the instructions provided on the voting instruction card.

         You May Vote in Person at the Meeting. We will pass out written ballots to anyone that wants to vote at the Annual Meeting. If you hold your shares in street name and you wish to vote at the Annual Meeting, you must first request a legal proxy from your stockbroker, which means you must notify your broker, bank, or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

         You May Change Your Mind after You Have Returned Your Proxy. If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the meeting. You may do this by (i) signing another proxy with a later date; or (ii) voting in person at the Annual Meeting.

Quorum Requirement; Voting Requirement

         Shares are counted as present at the Annual Meeting if the shareholder either (i) is present and votes in person at the Annual Meeting; or (ii) has properly submitted a proxy card. A total of [30,729,546] shares may vote at the Annual Meeting. A majority of those shares must be present at the Annual Meeting (either in person or by proxy) to hold the Annual Meeting and conduct business. This is called a "quorum." Under Delaware corporate law and our Certificate of Incorporation and Bylaws, the election of directors requires the vote of a plurality of the shares present at the Annual Meeting. Abstentions and broker non-votes will not be counted for the election of directors. The proposed merger that would result in the change of our domicile from Delaware to Utah and the proposed amendment to our Certificate of Incorporation to increase our authorized shares of common stock will be considered approved by the stockholders if approved by the holders of a majority of the outstanding common stock at a meeting of the stockholders at which a quorum is present. Therefore, abstentions and broker non-votes will have the same effect as a vote against these proposals. The 2006 Long-Term Incentive Plan will be considered approved by the stockholders if the number of votes cast in favor of the action exceeds the number of shares cast in opposition to the action. Therefore, abstentions and broker non-votes are not counted, except for determining the presence of a quorum.

Consequences of Not Returning Your Proxy; Broker Non-Votes

         If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals that are being submitted to the stockholders.

         If your shares are held in street name and you do not vote your proxy, your brokerage firm may either: (i) vote your shares on routine matters; or (ii) leave your shares unvoted. Under the rules that govern brokers that have record ownership of shares that are held in street name for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters but not with respect to nonroutine matters. We believe the proposals to change our domicile from Delaware to Utah and to increase our capitalization from 50,000,000 to 100,000,000 shares of common stock are not routine and that brokers will likely not vote on these proposals. This is called a "broker non-vote."

                                                     Preliminary Proxy Statement

         Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

         We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Annual Meeting.

Vote Solicitation; No Use of Outside Solicitors

         We are soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, via Internet, in person, or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding the proxy material. We have not retained the services of a proxy solicitor with respect to this solicitation.

Voting and Attendance of our Officers and Directors

         Officers and directors holding an aggregate of 9,779,294 shares of our common stock, or approximately 31.8% of the outstanding shares, have indicated their intent to vote in favor of all proposals.

         Our policy is that each of our officers and each member of our board of directors are encouraged, but not required, to attend the Annual Meeting.

CORPORATE GOVERNANCE

         Our Certificate of Incorporation provides for the election of the entire board of directors at each annual meeting of stockholders, with each director to serve until the next annual meeting and until such director's successor is elected and qualified.

     Executive Officers, Directors; Nominees

         The following sets forth the name, age, term of directorship, and principal business experience of each of our executive officers, directors, and nominees for election to the board of directors.

                                      Year
                                -----------------
                                Director  Term                     Business Experience During Past
            Name           Age   Since   Expires                   Five Years and Other Information
  ----------------------- ----- -------- -------- -------------------------------------------------------------------
  Directors
  James R. Spencer          41   2003     2006    Mr. Spencer became our chief executive officer on March 31,  2003, as  a  result  of  our  reorganization  with  Aradyme  Development
                                                  Corporation,  and president in January 2006.  Mr.  Spencer  became chairman  of our board in May 2003.  Mr.  Spencer  served as chief
                                                  executive   officer  of  Aradyme   Development   Corporation  from
                                                  September  2001 through  March 31,  2003,  and was also a director
                                                  from  February  2001  through   March 31,   2003.  Before  joining
                                                  Aradyme  Development  Corporation,  Mr.  Spencer  was  a  founder, senior  partner,  and  president at Tanner  Spencer  Group,  Orem,
                                                  Utah,  from  June  1997  through  June  2001,  where he  directed, consulted,  and executed marketing and general business strategies and  tactics  for both  private and  publicly-held  companies  and their  products.  He has also served in  management  positions for
                                                  SoftSolutions,  Inc.,  Orem,  Utah,  from  1989-1993,  and Novell,
                                                  Inc.,  Provo,  Utah,  from  1993-1997.  He  received  his B.S.  in
                                                  Business Finance from Brigham Young University, Provo, Utah.

                                       5

                                                                                          Preliminary Proxy Statement

                                      Year
                                -----------------
                                Director  Term                     Business Experience During Past
            Name           Age   Since   Expires                   Five Years and Other Information
  ----------------------- ----- -------- -------- -------------------------------------------------------------------
  Merwin D. Rasmussen       52   2003     2006    Mr.  Rasmussen  became our  corporate  secretary and a director on
                                                  March 31,  2003,  as a result of its  reorganization  with Aradyme
                                                  Development   Corporation.   Mr.   Rasmussen   served  as  Aradyme
                                                  Development  Corporation's corporate secretary and a director from
                                                  February  2001 through  March 31,  2003.  Mr.  Rasmussen  also has been an  independent  contract  anesthetist  since  1982 and Chief
                                                  Obstetrical  Department  Anesthetist at Pioneer  Valley  Hospital,
                                                  West Valley City,  Utah,  since 1986. Mr.  Rasmussen's  anesthesia practice is conducted through Merwin D. Rasmussen,  P.C., of which he is the  president and only  stockholder.  From June 1995 to the present,  Mr.  Rasmussen  has been an owner and director of Enviro
                                                  Fresh,  Inc., a finance company  located in Salt Lake City,  Utah.
                                                  Mr. Rasmussen has conducted  business as Eagle Rock Funding,  Salt
                                                  Lake City,  Utah,  a mortgage  finance  company,  since July 1999.
                                                  Additionally,  in December 2003, he organized MVP Properties, LLC, which in November  2005  changed  its name to Eagle Rock  Capital,
                                                  LLC, an equity  investment  fund with an investment  contract with
                                                  us.  See  Certain  Relationships  and  Related  Transactions.  Mr.
                                                  Rasmussen was the manager/director of Synergy Limited,  LLC, which owned and operated Gold's Gym, a fitness  franchise in West Valley
                                                  City,  Utah, from June 2001 through  December 2003. Mr.  Rasmussen received a degree in  anesthesia in 1980 from  Minneapolis  School of Anesthesia, Minneapolis, Minnesota.

  Nominee:
  Greg L. Popp              36    --       --     Mr. Popp currently serves as president and chief financial officer of Investrio,  Inc., an investor  software and education  company, and has served on its board of directors  since  January  2003. He also  currently  serves  on the  board  of  directors  for  Tharos
                                                  Laboratories,  Inc. Neither Investrio nor Tharos Laboratories is a
                                                  public company.  Prior to joining Investrio as president and chief financial  officer  in 2002,  Mr.  Popp  held  positions  as chief financial officer for Digital Gateway, Inc., where he was actively involved  in  structuring  a joint  venture  with GE Capital  OTFS division  and  Hitachi  Koki USA,  from 2000 to 2002;  as managing director and vice  president  of finance for  Non-stop  Music from
                                                  1997 to 2000;  and as vice  president of operations for Chequemate
                                                  International  from 1995 to 1997. During his career,  Mr. Popp has been  instrumental in creating and implementing  growth strategies for both  private  and public  companies.  He also has  experience
                                                  working  with  capital   partners  and  overseeing   investor  and
                                                  shareholder  activities.  Mr.  Popp  holds  both an  M.B.A.  and a bachelor's  degree in finance from the  University  of Utah,  Salt
                                                  Lake City, Utah.

                                       6

                                                                                           Preliminary Proxy Statement

                                      Year
                                -----------------
                                Director  Term                     Business Experience During Past
            Name           Age   Since   Expires                   Five Years and Other Information
  ----------------------- ----- -------- -------- -------------------------------------------------------------------
  Executive Officer
  Scott A. Mayfield         50    --       --     Mr. Mayfield  became our chief financial  officer on July 8, 2004.
                                                  Mr.  Mayfield has an extensive  background in finance with over 25 years of experience in the manufacturing  industry.  He has worked for both private and public  corporations  of all sizes  holding a variety of positions from controller to chief  financial  officer.
                                                  He has  actively  participated  in a number of  highly  successful mergers and acquisitions,  public and private offerings, and other critical  negotiations.  During  the past 15 years,  Mr.  Mayfield has worked in the high-tech  medical device industry for companies such as CR Bard,  Murray  Hill,  New  Jersey,  from  1988 to 1992,
                                                  InnerDyne,  Inc.,  Salt Lake City,  Utah (now a  division  of U.S.
                                                  Surgical),  from 1992 to 1998, and most recently as vice president finance and  administration  for a division  of Boston  Scientific
                                                  Corporation  in Salt  Lake  City,  Utah,  from  1998 to 2004.  Mr.
                                                  Mayfield is a certified  public  accountant with a B.S. in Finance and an M.B.A.  in Finance and  Management  from the  University of
                                                  Utah, Salt Lake City, Utah.

     Board of Directors' Meetings and Committees

         Board of Directors

         Our board of directors held 14 meetings during 2005 and three meetings to date in 2006. The directors also discussed our business and affairs informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.

         Neither member of our current board of directors would be considered independent under NASD Rule 4200(a)(15). Mr. Greg L. Popp would be considered independent under NASD Rule 2400(a)(15) if elected to our board.

         We do not have any board committees. Our board as a whole acts as the audit committee and nomination committee, as it has not been feasible to appoint a separate committee from a two- or three-member board. The board is willing to consider written suggestions for nominations to the board of directors, which may be sent to our officers at 1255 North Research Way, Suite Q3500, Orem, Utah 84097. The board selects nominees for our board of directors based on the board's assessment of their skills, qualifications, and ability to create value for our stockholders.

     Policy on Stockholder Communications with Directors

         Corporation stockholders that want to communicate with the board of directors or with any individual director can write to us at 1255 North Research Way, Suite Q3500, Orem, Utah 84097. Such letter should indicate that it is from a Corporation stockholder. Depending upon the subject matter, management will:

         o forward the communication to the director or directors to whom it is addressed;

         o attempt to handle the inquiry directly if it is a request for information about us or other matter appropriately dealt with by management; or

         o not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

                                                     Preliminary Proxy Statement

         At each board of directors' meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the directors and make those communications available to the directors on request.

     Code of Ethics

         We have adopted a code of ethics that applies to all of our employees, including our executive officers. A copy of the code of ethics was included as
Exhibit 14.01 of Form 10-KSB/A for the year ended September 30, 2003, filed on January 30, 2004.

     Stockholder Proposals

         No proposals have been submitted by our stockholders for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during March 2007. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with our 2007 Annual Meeting of Stockholders, provided such proposals are received by is no later than January 2, 2007, and are otherwise in compliance with applicable laws and regulations and the governing provisions of our Certificate of Incorporation and Bylaws.

PROPOSAL 1. ELECTION OF DIRECTORS

         Our Certificate of Incorporation and Bylaws provide that the board of directors shall be elected at each annual meeting of stockholders, but if any such annual meeting is not held or the directors are not elected at such a meeting, the directors may be elected at any special meeting of stockholders held for that purpose. All directors hold office until their respective successors are elected and qualified, subject to the Delaware General Corporation Law and the provisions of our Bylaws with respect to vacancies on the board of directors.

         The board of directors has unanimously nominated James R. Spencer, Merwin D. Rasmussen, and Greg L. Popp for election as our directors at the Annual Meeting, each to serve for a term expiring at the 2007 annual meeting and until his successor is elected and qualified.

         Votes will be cast, pursuant to authority granted by the enclosed proxy, when properly executed and returned to us, for the election of the nominees named above as our directors, except as otherwise specified in the proxy. In the event a nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the board of directors. Our officers are elected at the annual meeting of the board of directors to hold office until their respective successors are elected and qualified. The information concerning the nominees and directors and their security holdings has been furnished by them to us. Biographical information and business experience of each person nominated and for each director whose term of office will continue after the Annual Meeting are discussed above. (See Corporate Governance: Executive Officers, Directors, Nominees.)

     Recommendation of the Board of Directors

         The board of directors recommends a vote "FOR" the election of the nominees James R. Spencer, Merwin D. Rasmussen, and Greg L. Popp as our directors, to serve in such capacities until the expiration of their term at the 2007 annual meeting of stockholders and until their successors are elected and qualified.

     Vote Required

         Directors are elected by the affirmative vote of the holders of a plurality of the shares of common stock voted at the Annual Meeting. Abstentions and broker non-votes will not be counted in the election of directors.

                                                     Preliminary Proxy Statement

PROPOSAL 2. CHANGE OF DOMICILE FROM DELAWARE TO UTAH

     General

         Our board of directors has approved changing our domicile from Delaware to Utah (the "Domicile Change") and a related Agreement and Plan of Merger (the "Merger Agreement"). The Domicile Change will be effected by our merger into Aradyme Development Corporation ("Aradyme Utah"). Aradyme Utah is our wholly-owned subsidiary incorporated in Utah whose principal executive office is located at 1255 North Research Way, Suite Q3500, Orem, Utah 84097 and whose telephone number is (801) 705-5000 and facsimile number is (801) 705-5001. Aradyme Utah currently has no operations, but after the merger will undertake the same business as currently conducted by us. A copy of the Merger Agreement is attached at Appendix A. Stockholders will be asked to approve the Domicile Change and the Merger Agreement at the Annual Meeting.

         If the Merger Agreement is duly authorized and adopted by the requisite votes of stockholders and is not terminated and abandoned pursuant to the provisions of the Merger Agreement, a Certificate of Merger shall be filed with the Delaware Secretary of State and Articles of Merger shall be filed with the Utah Department of Commerce, Division of Corporations and Commercial Code. The merger and Domicile Change shall be effective immediately upon the aforementioned filings. If approved, we expect that the merger and Domicile Change will become effective on a date as soon as practicable after the Annual Meeting (the "Effective Date"). On the Effective Date, our existing stockholders will become stockholders of Aradyme Utah, and our separate legal existence will terminate. However, the Domicile Change will not result in any substantive change in our business, directors, management, assets, liabilities, net worth, operations, or financial statements or any change in the ownership interest of any of our stockholders. In addition, on the Effective Date, the name of Aradyme Development Corporation will be changed to Aradyme Corporation.

         Adoption and approval of the Domicile Change and the Merger Agreement will affect certain rights of stockholders; accordingly, stockholders are urged to read carefully this entire proxy statement and the attachments hereto.

     Reasons for Approval of the Merger Agreement

         Our board of directors believes that the Domicile Change is in the best interests of our company and our stockholders. Our principal offices and all of our employees are located in Utah, making incorporation in Utah convenient for us. Additionally, our board of directors expects changing our domicile from Delaware to Utah will result in significant savings to us. Utah does not assess a franchise tax on its corporations. Although we paid $207 in franchise taxes to the state of Delaware in 2005, we expect that amount to increase as our assets increase or if we increase our capitalization. Furthermore, if the Domicile Change becomes effective, we will no longer have to pay to maintain a registered agent for service of process in the state of Delaware. We already are required to qualify to do business in the state of Utah, so we will not incur additional expense in that regard.

         After considering the advantages and disadvantages of the proposed Domicile Change, including the differences between the Utah Revised Business Corporation Act ("Utah Act") and the General Corporation Law of the State of Delaware ("Delaware Code"), the board of directors has concluded that it is in the best interests of our company and stockholders to change our domicile from Delaware to Utah.

     Certain Consequences of the Merger

         Management after the Merger. Upon effectiveness of the merger, the board of directors of Aradyme Utah will consist of those persons serving on our board of directors immediately prior to the Effective Date of the merger. The directors will continue to hold office as directors of Aradyme Utah for the same term for which they would otherwise serve as our directors and will be subject to reelection at the 2007 Annual Meeting of Stockholders of Aradyme Utah. The individuals serving as our executive officers immediately prior to the Effective Date of the merger will serve as executive officers of Aradyme Utah upon the effectiveness of the merger.

                                                     Preliminary Proxy Statement

         Capitalization. Our Delaware Certificate of Incorporation authorizes us to issue 50,000,000 shares of common stock, $0.001 par value, and 1,000,000 shares of preferred stock, $0.001 par value. As of February 15, 2006, 30,729,546 shares of common stock were issued and outstanding, and there were no shares of preferred stock issued and outstanding.

         Upon effectiveness of the merger, our authorized common stock and preferred stock will remain at 50,000,000 shares and 1,000,000 shares, respectively. Note, however, that if Proposal 3, as described elsewhere in this proxy statement, is approved by the stockholders, our authorized common stock and Aradyme Utah's common stock will be increased to 100,000,000 shares. The relative rights and limitations of the common and preferred stock will remain unchanged after the merger.

         Common Stock Options. Unexpired, unexercised outstanding options to purchase our common stock will be deemed to be valid options issued by Aradyme Utah to purchase shares of common stock of Aradyme Utah on the same terms and conditions as presently provided. Our existing stock option plans and the 2006 Long-term Incentive Plan will not be changed in any material respect by the merger.

         Our Indebtedness. All of our indebtedness outstanding at the Effective Date of the merger will become the obligations of Aradyme Utah in connection with the merger. To our knowledge, no indebtedness will be accelerated as a result of the proposed transaction.

         Stock Certificates. Our stockholders will not have to exchange their existing stock certificates for stock certificates of Aradyme Utah. However, after consummation of the Domicile Change and the merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Aradyme Utah's transfer agent for cancellation and obtain a new, Utah form of certificate.

         Regulatory Requirements. To the best of our knowledge, we are not required to comply with any federal or state regulatory requirements other than the filing of Articles of Merger and a Certificate of Merger with the Utah Department of Commerce, Division of Corporations and Commercial Code, and the Delaware Division of Corporation, respectively, or to seek any federal or state regulatory approvals in connection with the merger.

         Trading of Aradyme Utah Common Stock. Our common stock is currently quoted on the National Association of Securities Dealers Automated Quotation System Over-the-Counter Electronic Bulletin Board ("OTCBB") under the symbol "ADYE." The closing sale price for our common stock on February 23, 2006, was $0.40 per share, and the best offer and best bid prices were $0.39 and $0.26, respectively. We anticipate that our common stock will be quoted on OTCBB under the market symbol ADYE, without interruption, and that the OTCBB will consider the delivery of our existing stock certificates as constituting "good delivery" of shares of Aradyme Utah in transactions subsequent to the merger.

         Federal Income Tax Consequences. We anticipate that the merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of our common stock or by us or Aradyme Utah as a result of the consummation of the merger. Each former holder of our common stock will have the same tax basis in Aradyme Utah common stock received pursuant to the merger as that stockholder has in our common stock held at the Effective Date of the merger. Each stockholder's holding period with respect to such Aradyme Utah common stock will include the period during which such stockholder held our corresponding common stock, provided the latter is held as a capital asset at the time of consummation of the merger. The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the merger have been or will be obtained by us. Stockholders should consult their own tax advisers regarding the tax consequences of the merger.

     Possible Negative Consequences of the Domicile Change

         Notwithstanding the belief of our board of directors as to the potential benefits to our stockholders of the Domicile Change and the Merger Agreement, stockholders should realize that there may be negative consequences of the Domicile Change and the Merger Agreement. In particular, Delaware courts have developed considerable expertise in dealing with corporate issues with respect to Delaware corporations and a substantial body of case law has

                                                     Preliminary Proxy Statement

developed construing Delaware law and establishing public policies. Significantly fewer corporations have chosen Utah for their domicile and, as a result, Utah courts have not developed the same level of expertise and there is a significantly smaller body of case law that has developed. Accordingly, there will be more uncertainty about the application of Utah law to particular factual circumstances.

     Appraisal Rights

         Because the proposed Domicile Change will be conducted through a merger of a parent corporation (Aradyme Corporation) into its wholly-owned subsidiary (Aradyme Utah), under Section 253 of the Delaware Code, our stockholders will not have the right to appraisal rights under the Delaware Code or receive the fair market value of their shares in cash.

     Certain Significant Differences between the Corporation Laws of Utah and Delaware

         Although it is impractical to note all of the differences between the corporation statutes of Utah and Delaware, the most significant differences in the judgment of our management are summarized below. The summary is not intended to be complete and reference should be made to the Utah Act and the Delaware Code.

         Appraisal Rights. Under Utah law, dissenting stockholders are entitled to appraisal rights in connection with the lease, sale, exchange, transfer, or other disposition of all or substantially all of the assets of a corporation and in connection with certain amendments to the corporation's articles of incorporation. With certain exceptions, stockholders of a Utah corporation being merged into or consolidated with another corporation and stockholders of an acquiring corporation are entitled to appraisal rights in any merger, combination, or other transaction in which such stockholders are entitled to voting rights. Under Delaware law, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the certificate of incorporation.

         Dividends. Utah law prohibits the distribution of dividends if, after a distribution is given effect, the corporation would not be able to pay its debts as they become due in the usual course of business or if the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Like Utah, Delaware law prohibits the distribution of dividends if the capital of the corporation shall have been diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. Neither we nor Aradyme Utah has any current plans to pay dividends or make any other distributions on our capital stock. Nevertheless, the difference between the Utah Act and the Delaware Code with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distributions, if they are declared.

         Right to Call Annual Meetings of Stockholders. Under Utah law, the holders of at least 10% of the outstanding shares of a corporation have the authority to call annual meetings of stockholders. Delaware law does not require that stockholders be given the right to call annual meetings. Our Delaware Bylaws provide, however, that the holders of at least 20% of our outstanding shares have the authority to call special meetings of stockholders.

         Provisions Affecting Business Combinations/Corporate Control. Delaware has enacted a business combination statute that is contained in Section 203 of the Delaware Code. Utah has no comparable statute. Delaware Section 203 provides that any person that acquires 15% or more of a corporation's voting stock (an "Interested Stockholder") may not engage in a wide range of "business combinations" with the corporation for a period of three years unless certain approvals are obtained from the board of directors or stockholders. A "business combination" is defined to include: (i) mergers of a corporation and sales or other dispositions of 10% or more of the assets of a corporation with or to an Interested Stockholder; (ii) certain transactions resulting in the issuance or transfer to the Interested Stockholder of any stock of the corporation or its subsidiaries; (iii) certain transactions that would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the Interested Stockholder; and (iv) receipt by the Interested Stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges, or other financial benefits.

                                                     Preliminary Proxy Statement

         These restrictions do not apply under certain circumstances if the corporation's certificate of incorporation or bylaws contain a provision expressly electing not to be governed by Section 203. Our Delaware Certificate of Incorporation and Delaware Bylaws do not contain any provision electing not to be governed by Section 203 of the Delaware Code. Management is not aware of any attempt to acquire our company by a third party and does not have any current plans to propose any changes to the charter documents or corporate structure of Aradyme Utah that would have an antitakeover purpose or effect.

         The Utah Act includes provisions disallowing the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person," unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger application of the voting bar with respect to the shares newly acquired. Aradyme Utah has specifically elected, however, that the provisions of Utah's Control Share Acquisition Act shall not be applicable to any control share acquisition of the securities of Aradyme Utah, as permitted by the statute. Delaware does not have a similar control shares statute.

         Indemnification of Officers and Directors and Advancement of Expenses. Utah and Delaware have similar provisions regarding indemnification by a corporation of its officers, directors, employees, and agents for claims against such persons as a result of their position. Our Delaware Certificate does, and our Utah Articles will, indemnify our directors and executive officers to the full extent permitted by the applicable law.

         Limitation on Personal Liability of Directors. Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director of a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct, or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Utah Act provision permitting the adoption of provisions in the articles of incorporation limiting personal liability is similar to Delaware's, but differs in one major respect. While the Delaware provision does not permit limitation of liability for breach of duty of loyalty, the Utah counterpart does not contain this exception. Our Delaware Certificate does, and our Utah Articles will, limit the liability of our directors to the fullest extent permitted by law.

     Certain Differences between Charter and Bylaws of the Company and Aradyme Utah

         Upon completion of the Merger, the Utah Articles of Incorporation and the Utah Bylaws will become the charter and bylaws of the surviving corporation.

         The Utah Articles provide that interested transactions shall not be void or voidable if the relationship is disclosed to the board of directors or the stockholders or if the transaction is fair and reasonable to the company, while the Delaware Certificate of Incorporation does not include any provision concerning the voidability of interested transactions. However, Utah law, which is reflected in the Utah Bylaws, and Delaware law are substantially similar in this regard.

         The Utah Articles of Incorporation and Utah Bylaws are attached hereto at Appendices B and C, respectively. Copies of the Delaware Certificate of Incorporation and Delaware Bylaws are available for inspection by stockholders upon request to our corporate secretary.

     Recommendation of the Board of Directors

         The board of directors recommends a vote "FOR" the Domicile Change and approval of the Merger Agreement. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the Domicile Change and approval of the Merger Agreement.

                                                     Preliminary Proxy Statement

     Vote Required

         The above proposal will be approved if the number of votes cast for such proposal constitutes at least a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same legal effect as a vote against the proposal.


PROPOSAL 3: AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE CAPITALIZATION

     General

         The board of directors has unanimously approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock to 100,000,000 shares, with no change to the par value.

         The board of directors believes that this amendment is in our best interests. In December 2005, we entered into a funding agreement with Eagle Rock Capital, LLC, which is an affiliate of Merwin Rasmussen, our officer and director. In order for that agreement to be fully funded up to the $3,000,000 figure contemplated by the agreement, we will be required to issue and reserve for issuance more shares of common stock than are currently authorized. Accordingly, our board of directors has approved the increase to 100,000,000 shares of common stock in order to protect our ability to fully perform under the agreement with Eagle Rock Capital, in the event Eagle Rock Capital determines to provide the entire $3,000,000 in funding, and to provide flexibility to raise more money.

     Recommendation of the Board of Directors

         The board of directors recommends a vote "FOR" the adoption of the proposed amendment to our Certificate of Incorporation. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the adoption of the proposed amendment to our Certificate of Incorporation.

     Vote Required

         The above proposal will be approved if the number of votes cast for such proposal constitutes at least a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same legal effect as a vote against the proposal.

PROPOSAL 4. APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN

         On February 14, 2006, our board of directors adopted the 2006 Long-Term Incentive Plan under which up to 3,000,000 shares of common stock may be issued. A copy of the 2006 plan is attached hereto as Appendix D. The 2006 plan is to be administered either by the board of directors or by the appropriate committee to be appointed from time to time by such board of directors. Awards granted under the 2006 plan may be incentive stock options ("ISOs") (as defined in the Internal Revenue Code), appreciation rights, options that do not qualify as ISOs, or stock bonus awards that are awarded to employees, officers, and directors who, in the opinion of the board or the committee, have contributed or are expected to contribute materially to our success. In addition, at the discretion of the board of directors or the committee, options or bonus stock may be granted to individuals who are not employees, officers or directors, but contribute to our success.

         The exercise price of options granted under the 2006 plan is to be determined by the board of directors or the committee at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the 2006 plan must expire not later than 10 years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or,

                                                     Preliminary Proxy Statement

at the discretion of our board of directors or committee, by delivery of shares of our common stock already owned by the optionee (valued at their fair market value at the date of exercise), a fully-secured promissory note, or a combination thereof.

         Options and stock purchase rights granted under the 2006 plan are nontransferable other than by will or by the laws of descent or distribution and may be exercised during the optionee's lifetime only by the optionee, or by an optionee's family member who has acquired the option or stock purchase right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights, or a transfer to an entity in which more than 50% of the voting interests are owned by an optionee's family members or the optionee in exchange for an interest in that entity. In the case of an ISO, however, the options are nontransferable other than by will or by the laws of descent or distribution and may only be exercised by the optionee during the lifetime of the optionee or by the optionee's executor, personal representative (or person acting in a substantially similar capacity), or heir.

         The board of directors or the committee may, from time to time, alter, amend, suspend, or discontinue the 2006 plan with respect to any shares as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the 2006 plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices that may be established under the 2006 plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the 2006 plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the 2006 plan.

         All of our employees, officers, and directors are eligible to participate under the 2006 plan. A maximum of 3,000,000 shares are available for grant under the 2006 plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the board of directors or the committee, in its sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

     Certain Tax Matters

         The following summary of the major United States income tax consequences of participation in the 2006 plan is based on the pertinent provisions of the Internal Revenue Code, the applicable regulations promulgated by the Treasury Department under the Internal Revenue Code (the "Regulations"), and judicial and administrative interpretations of the Internal Revenue Code and Regulations. The Internal Revenue Code, the Regulations, and the interpretations thereof are subject to change and such changes may be given retroactive effect. Options to be granted under the 2006 plan do not qualify under Section 401(a) of the Internal Revenue Code as qualified pension, profit sharing, or stock bonus plans.

         Nonqualified Stock Options

         Under the current provisions of the Internal Revenue Code, the following consequences will result from the grant and exercise of the options that are not granted and issued in accordance with the requirements of Section 422 of the Internal Revenue Code and, therefore, do not qualify as ISOs under the Internal Revenue Code (assuming there is not an active trading market for our options):

                  (1) Income will not be recognized by the optionee at the time of the grant of the options, except that in the event options are granted with an exercise price lower than the then-current fair market value of the shares, the difference between the exercise price and the then-current fair market value will be treated as deferred compensation income recognized as of the date the options are granted.

                  (2) If income is not recognized at the time of the grant of the options pursuant to clause (1) above, on exercise of the options, in whole or in part, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the option shares acquired at the time of exercise over the option exercise price.

                                                     Preliminary Proxy Statement

                  (3) Upon the sale of any option shares acquired pursuant to the exercise of the options, the optionee will realize short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the optionee's tax basis in the option shares (as described below).

                  (4) We will be entitled to record a compensation expense for federal income taxation purposes in an amount equal to the ordinary income recognized by the optionee as set forth in clauses (1) and (2) above.

         If payment of the exercise price is made entirely in cash, the tax basis of the option shares will be equal to the option exercise price paid, if any, plus the ordinary income recognized by the optionee, which sum should equal the fair market value of the option shares acquired on the date of exercise. The holding period will begin on the day after the tax basis of the shares is so determined.

         The ordinary income received by the optionee on the exercise of a nonqualified option is considered compensation from us. As with other forms of compensation, withholding taxes, FICA, and Medicare payments will be owed with respect to the exercise of options by employees. We may accept payment of such withholding taxes, FICA, and Medicare payments in one or more of the following ways: (a) the optionee delivering shares of common stock with a fair market value equal to such requirements; (b) our withholding option shares subject to the option, with a fair market value equal to such requirements; or (c) our withholding from payroll or other amounts owed to the holder. We may, in our sole discretion, discuss with the securities broker-dealer through which an optionee subject to withholding sells stock issued on the exercise of options the use of a portion of the sales proceeds to pay the withholding obligation, so that such payment is not an advance out-of-pocket expense to the optionee.

         Incentive Stock Options

         Under the current provisions of the Internal Revenue Code, if shares of common stock are issued to the original holder of an ISO granted and exercised in accordance with the 2006 plan, then:

                  (1) no income will be realized by such holder at the time of the grant of the option or on the transfer of such shares of common stock to the holder pursuant to the exercise of the option;

                  (2) the excess of the fair market value of such shares of common stock at the time of exercise over the option exercise price will be treated as an "item of tax preference" to such holder under the alternative minimum tax provisions of the Internal Revenue Code, and therefore, may be subject to tax at the minimum tax rate under certain conditions;

                  (3) no compensation deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of such option; and

                  (4) upon a sale or exchange of shares of common stock acquired on exercise of the option after the later of (a) one year after the date of transfer of shares of common stock to the original holder, or
         (b) two years after the date of the grant of the option, any amount realized by such holder in excess of the option exercise price will be taxed to the holder as a long-term capital gain, and any loss sustained will be a long-term capital loss.

         If such shares are disposed of before the expiration of the holding periods described in clause (4) above, then (i) the holder will realize ordinary taxable income in the year of disposition in an amount equal to the difference between the fair market value of the stock as of the date of exercise of the option determined under the rules of the Internal Revenue Code and the exercise price of the options; (ii) the holder will also realize capital gain or loss, short-term or long-term, as the case may be, in an amount equal to the difference between the amount realized by the holder on sale or exchange of the shares and the option price paid by the holder increased by the amount of ordinary income, if any, recognized by the holder on exercise of the option;
(iii) we will be entitled to a deduction in the amount of the compensation (ordinary) income so realized by the holder; and (iv) the tax preference otherwise arising on the exercise of the option would be inapplicable.

                                                     Preliminary Proxy Statement

         If an option is exercised by payment in common stock (to the extent allowed), such exercise generally will not be considered a taxable disposition of the previously-owned shares and, thus, no gain or loss will be recognized with respect to such shares upon exercise. However, if the previously-owned shares were acquired on the exercise of an incentive or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise the outstanding option or to satisfy the withholding obligations, such use would constitute a disqualifying disposition of such previously-owned shares resulting in the recognition of ordinary income (but, under proposed Regulations, not any additional capital gain) in the amount described above.

         Stock Awards

         Under the terms of the 2006 plan, stock awards may be granted as determined by the board of directors or authorized committee. Such stock awards may be subject to forfeiture under conditions imposed by the board of directors or the committee. Recipients of stock awards will realize ordinary income at the time of receipt of a stock award or, if such award is subject to forfeiture, upon the lapse of any such forfeiture provisions. The ordinary income realized by the recipient will be equal to the fair market value of the shares less the amount, if any, paid in connection with the issuance (the board of directors or the committee can require the payment of par value at the time of the grant). We will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on receipt plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds minus its basis in the shares.

         Restricted Stock Units

         Restricted stock units may also be granted as determined by the board of directors or authorized committee in the same manner as stock awards. However, in the case of restricted stock units, the shares of stock will not be issued until the satisfaction of such vesting conditions or other requirements, conditions, or restrictions imposed by the board of directors or authorized committee. A holder of a restricted stock unit generally will recognize no income upon the grant of such award. Upon the issuance of the shares in settlement of the award, holders will recognize ordinary income in the year of receipt in an amount equal to the fair market value of the shares received as of such date. The ordinary income generally is subject to withholding of income and employment taxes. We will be entitled to a corresponding compensation deduction equal to the amount of ordinary income recognized by the holder. As with stock awards, the holder of a restricted stock unit will have a basis in the shares acquired equal to any amount paid on receipt, if any, plus the amount of any income or gain recognized by the holder. On the sale of the shares, the holder will have a capital gain or loss equal to the sales proceeds less his or her basis in the shares.

     Recommendation of the Board of Directors

         The board of directors recommends a vote "FOR" the adoption of the 2006 plan. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the adoption of the 2006 plan.

     Vote Required

         Adoption of the 2006 plan requires the approval of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting. Abstentions and broker non-votes will not be counted, except for determining the presence of a quorum as described in Introduction: Quorum Requirement; Voting Requirement.

                                                     Preliminary Proxy Statement

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information respecting beneficial ownership of our common stock as of February 15, 2006, to the extent known to us, of each of our executive officers and directors, each person known to us to be the beneficial owner of more than 5% of the outstanding shares of any class of our stock, and all directors and officers as a group:

     Name and Address of Person or Group              Nature of Ownership             Amount        Percent(1)
     -----------------------------------              -------------------             ------        ----------
Principal Stockholders:
  Merwin D. Rasmussen.........................   Common Stock(2)                       8,274,515       26.9%
  5722 South 1300 West                           Options and Warrants(3)              26,950,000       46.7
  Salt Lake City, UT  84123                                                          -----------
                                                                                      35,224,515       53.4

  Lynn Rob Ledbetter..........................   Common stock                          3,664,218       11.9
  4441 North Bedford Drive
  Provo, UT 84604

  Leonard Cooke...............................   Common stock                          1,606,000        5.2
  Post Office Box 1394                           Options                                 162,500        0.5
  St. George, UT  84770                                                              -----------
                                                                                       1,768,500        5.4

  James R. Spencer ...........................   Common stock                          1,383,979        4.5
  558 West 1300 North                            Options                               1,150,000        3.6
  Orem, UT  84057                                                                    -----------
                                                                                       2,533,979        7.6

  Kirk L. Tanner..............................   Common stock                          1,381,979        4.5
  916 East 25 South                              Options                               1,050,000        3.3
  Linden, UT  84042                                                                  -----------
                                                                                       2,431,979        7.3

Directors and Nominees:
  James R. Spencer............................                 ----------See above----------
  Merwin D. Rasmussen.........................                 ----------See above----------
  Greg L. Popp................................   Common stock                                 --       --
                                                 Options                                      --       --

Executive Officers:
  James R. Spencer............................                 ----------See above----------
  Merwin D. Rasmussen.........................                 ----------See above----------
  Scott A. Mayfield                              Common stock                            120,800        0.4
  1255 N. Research Way                           Options                                 250,000        0.8
  Orem, UT  84097                                                                    -----------
                                                                                         370,800        2.0

All Executive Officers, Directors, and
    Nominees as a Group (4 persons):..........   Common stock(2)                       9,779,294       31.8%
                                                 Options(3)                           28,350,000       48.0
                                                                                     -----------
                                                 Total                                38,129,294       55.4%
                                                                                     ===========
--------------

(1) Calculations of percentages of ownership for each person or group assume the exercise of options held by that person or group to which the percentage relates.
(2) 5,000,000 shares of common stock and 5,000,000 warrants in these totals are owned by Eagle Rock Capital, LLC, of which Mr. Rasmussen is President and Chief Executive Officer; and 2,299,515 shares of common stock in this total are owned by Enviro Fresh, Inc., of which Mr. Rasmussen is president and sole stockholder.
(3) Includes 10,000,000 shares of common stock and warrants to purchase an additional 10,000,000 shares of common stock that Eagle Rock Capital, LLC is entitled to purchase under the Stock Purchase Agreement dated December 12, 2005. Eagle Rock's right to purchase these shares and purchase and exercise these warrants is subject to our having sufficient unissued and unreserved common stock available, which is not the case with our current capitalization of 50,000,000 shares of common stock, and is one of the reasons for the submission of Proposal 3 to our stockholders.

                                                     Preliminary Proxy Statement

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons that own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during or respecting our last fiscal year ended September 30, 2005, no person that, at any time during the most recent fiscal year, was a director, officer, or beneficial owner of more than 10% of any class of our equity securities, or any other person known to be subject to Section 16 of the Exchange Act, failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, except as follows: Merwin D. Rasmussen filed a report on Form 4 for the acquisition of 5,000,000 shares of our common stock and warrants to purchase 5,000,000 shares of common stock on January 27, 2006, that was due on December 12, 2005, and Lynn Rob Ledbetter has failed to file the initial report on Form 3 that was due upon his becoming a 10% stockholder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's-length negotiations.

Loans

         On June 30, 2005, we borrowed $100,000 from one of our directors, Merwin D. Rasmussen, and $100,000 from an affiliate of Mr. Rasmussen. The balances of both loans, with accrued interest, were subsequently repaid in July 2005. Both loans were due on August 15, 2005, bore interest at the rate of 10% per annum, and were secured by our accounts receivable.

         On September 1, 2005, we borrowed $100,000 from an affiliate of Mr. Rasmussen. The balance of the loan, with accrued interest, was due on October 15, 2005, bore interest at the rate of 10% per annum, and was secured by our accounts receivable. The maturity date was subsequently extended to November 15, 2005. On December 12, 2005, as part of a Stock Purchase Agreement with Eagle Rock Capital, LLC, which is another affiliate of Mr. Rasmussen, we agreed to allow this loan to be converted to common stock, at the lender's discretion.

         On November 16, 2005 and December 5, 2005, we borrowed $250,000 and $120,000, respectively, from an affiliate of Mr. Rasmussen. The balances of the loans, with accrued interest, were due upon the closing of a contemplated purchase of common stock by Eagle Rock Capital, LLC, which is also an affiliate of Mr. Rasmussen, bore interest at the rate of 8% per annum, and were secured by our accounts receivable. The balances of both loans, with accrued interest, were subsequently repaid in December 2005, upon closing of a purchase of common stock by Eagle Rock Capital, LLC.

Common Stock

         On December 12, 2005, we agreed to issue up to 15,000,000 shares of common stock and warrants to purchase an additional 15,000,000 shares of common stock (subject to certain adjustments) in a series of tranches to Eagle Rock Capital, LLC, which is an affiliate of Mr. Rasmussen. In the initial tranche, Eagle Rock paid us $1,000,000 for 5,000,000 shares of common stock and warrants to purchase an additional 5,000,000 shares of common stock at an exercise price of $0.50 per share. In succeeding tranches, the investor may purchase up to an additional 10,000,000 shares of common stock at $0.20 per share and warrants to purchase up to an additional 10,000,000 shares of common stock with exercise prices escalating from $0.75 per share to $1.00 per share. On the date of the agreement, the closing sales price of our common stock was $0.37 per share.

                                                     Preliminary Proxy Statement


         The agreement obligated us to file a registration statement with the Securities and Exchange Commission on or before February 10, 2006, registering the resale of both the shares of common stock and the shares of common stock issuable upon the exercise of the warrants acquired under the agreement, and any other shares of our common stock held by the Eagle Rock or its affiliates, including Mr. Rasmussen, as of the agreement date. Mr. Rasmussen has agreed to extend the date for filing the registration statement until that date which is 10 days after this proxy statement is first mailed to our stockholders.

Stock Grants

         In November 2004, we issued 120,000 shares of stock to Scott Mayfield, our chief financial officer, as payment for his services as a consultant before becoming our chief financial officer.

Modification and Documentation of Obligations

         Effective September 29, 2003, we entered into a Modification and Documentation of Obligations agreement with Merwin D. Rasmussen, an officer, director, and principal stockholder. Under that agreement, we granted to Rasmussen's affiliate, Enviro Fresh, Inc., the right, exercisable at any time between December 1, 2003, and five days after payment in full of the amount due on a $200,000 line of credit advanced by Enviro Fresh, Inc., to convert all or any part of the principal of and interest on the line of credit to common stock at a conversion price of $0.14 per share, which was the market price for the common stock on September 29, 2003. In addition, provided that Enviro Fresh, Inc. converted all of the line of credit to common stock at any time on or before May 1, 2007, and returned to us Rasmussen's option to purchase 1,000,000 shares of common stock at $0.416 per share or the option shares issued on the exercise thereof, we would grant to Rasmussen the nonexclusive, royalty-free right to use all of our intellectual property then-existing, current versions of the source code, all then-current versions of all the derivative works, and all then-current intellectual properties for his own use and benefit and without the participation by us. In January 2004, Enviro Fresh, Inc. converted all $242,400 of principal and accrued interest into 1,731,429 shares of common stock at the agreed conversion price.

         Further, we had also issued to Enviro Fresh, Inc. a promissory note in the principal amount of $75,000, bearing interest at 8% per annum (15% per annum after default), to document aggregate cash advances by Enviro Fresh, Inc. to us between April 22, 2003 and July 25, 2003 of $75,000. Enviro Fresh, Inc. was entitled to convert all or any part of the principal of and interest on the $75,000 promissory note as of the conversion date to common stock at a conversion price of $0.14 per share, which was the market price for the common stock on September 30, 2003. In March 2004, Enviro Fresh, Inc. converted $79,532 in principal and accrued interest into 568,086 shares of common stock at the agreed conversion price.

Tanner Spencer Group

         In August 2001, we acquired certain assets from the Tanner Spencer Group, which was owned by our then officers and directors, Kirk L. Tanner and James R. Spencer, under an asset purchase agreement. Because of our ongoing shortages of working capital and cash, effective September 30, 2003, we determined to provide to the Tanner Spencer Group the right to convert $70,117 due, plus accrued interest, on such obligation to common stock at $0.14 per share, the trading price for our common stock at the date such conversion right was granted. The Tanner Spencer Group exercised that right and converted $113,884 in principal and accrued interest into 813,458 shares of common stock at the agreed conversion price in March 2004.

Lighthouse Real Estate

         In March 2004, we repaid $221,808 in principal and accrued interest by issuing 533,192 shares of common stock to Lighthouse Real Estate, Inc., an affiliate of Lynn Rob Ledbetter, a principal stockholder of ours. Under the terms of our agreement with Lighthouse, the loan was convertible into common stock at $0.416 per share. On the date of the conversion, the closing sales price for our common stock was $3.45 per share.

                                                     Preliminary Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation

         The following table sets forth, for the last three fiscal years, the annual and long-term compensation earned by, awarded to, or paid to any person who was our chief executive officer during the preceding fiscal year and each of our other highest compensated executive officers earning more than $100,000 during the last fiscal year (the "Named Executive Officers"):

                                                                                Long-term Compensation
                                                                             ------------------------------
                                                 Annual Compensation                Awards         Payouts
                                         ----------------------------------- ---------------------- ---------
              (a)                 (b)        (c)          (d)        (e)       (f)         (g)        (h)       (i)
                                                                                        Securities
                                                                    Other                 Under-
                                                                   Annual    Restricted   lying              All Other
                               Year                                Compen-     Stock     Options/    LTIP      Compen-
      Name and Principal       Ended        Salary                 sation     Award(s)    SARs      Payouts    sation
           Position            Sept. 30      ($)        Bonus ($)    ($)        ($)     (no.)(1)      ($)         ($)
 --------------------------- ----------- ------------  ---------- --------- ----------- ---------- --------- -----------
 James R. Spencer                2005      $180,000(2)      --        --        --       450,000       --        $346
   Chief Executive Officer       2004       165,000         --        --        --         --          --          --
                                 2003       107,500         --        --        --       700,000       --          --

 Kirk L. Tanner                  2005      $180,000(3)      --        --        --       350,000       --        $346
   President(4)                  2004       165,000         --        --        --         --          --          --
                                 2003       107,500         --        --        --       700,000       --          --

 Scott A. Mayfield               2005      $120,000(5)      --        --        --       500,000       --        $230
   Chief Financial Officer       2004        20,000         --        --        --         --          --          --
   President                     2003            --         --        --        --       700,000       --          --
--------------------

(1)  Options granted pursuant to 2003 and 2004 Long-term Incentive Plans.
(2) Includes $7,500 paid in fiscal year 2005 that was accrued in fiscal year 2004, $172,500 that was paid in fiscal year 2005 for current salary, and $7,500 that was accrued but unpaid in fiscal year 2005.
(3) Includes $7,500 paid in fiscal year 2005 that was accrued in fiscal year 2004, $172,500 that was paid in fiscal year 2005 for current salary, and $7,500 that was accrued but unpaid in fiscal year 2005.
(4)  Resigned effective December 2005.
(5) Includes $5,000 paid in fiscal year 2005 that was accrued in fiscal year 2004, $115,000 that was paid in fiscal year 2005 for current salary, and $5,000 that was accrued but unpaid in fiscal year 2005.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to our Named Executive Officers:

                                                Individual Grants
-----------------------------------------------------------------------------------------------------------------
       (a)                               (b)                (c)               (d)                  (e)

                                      Number of          Percent of
                                     Securities        Total Options/
                                     Underlying         SARs Granted      Exercise or
                                    Options/SARs        to Employees      Base Price           Expiration
      Name                           Granted (#)       in Fiscal Year      ($/share)              Date
---------------------------------  ------------------  -----------------  --------------  -----------------------
James R. Spencer                     450,000(1)             14.5%            $0.64           November 2014
Kirk L. Tanner                       350,000(1)             11.3%            $0.64           November 2014
Scott A. Mayfield                    500,000(2)             16.1%            $0.64           November 2014
--------------------

(1)  These options were all immediately vested.
(2) These options vest 25% upon the date of grant, with an additional 25% vesting each year on the anniversary of the date of grant, until fully vested.

                                                     Preliminary Proxy Statement

Aggregate Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR
Values

         The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Named Executive Officers and the fiscal year-end values of unexercised options and SARs:

      (a)                        (b)           (c)                       (d)                        (e)
                                                                                                    Value
                                                                                                      of
                                                                                                  Unexercised
                                Shares                            Number of Securities             In-the-Money
                               Acquired                         Underlying Unexercised            Options/SARs
                                  on           Value            Options/SARs at Fiscal       at Fiscal Year-End ($)
                                Exercise      Realized               Year-End (#)                 Exercisable/
      Name                        (#)           ($)            Exercisable/Unexercisable          Unexercisable
------------------------------ ----------- ---------------- -------------------------------- -----------------------
James R. Spencer                   --            --                  1,150,000/--                  $9,800/--
Kirk L. Tanner                     --            --                  1,050,000/--                  $9,800/--
Scott A. Mayfield                  --            --                 125,000/375,000                  $0/$0

Directors' Compensation

         Our three directors, who were also executive officers, did not receive any additional compensation for their services as directors during the fiscal year ended September 30, 2005, as noted above. We do not pay any separate fee to members of our board of directors for their services as a director, but we do reimburse normal business expenses incurred on our behalf.

Employment Agreements, Termination of Employment, and Change in Control

         We have entered into written employment agreements with James R. Spencer, Merwin D. Rasmussen, and Scott A. Mayfield. Under the terms of those agreements, each executive officer may be terminated by us at any time with or without cause. In the event that we terminate the employment of an executive without cause, or if the executive terminates his employment with us upon a change of our control or with cause, we will be obligated to pay the executive severance in the amount of six months of the executive's base salary, and any then-unvested options held by the executive will be automatically vested and available for exercise.

Options and Warrants Granted to Officers, Directors, Employees and Consultants

         As of September 30, 2005, we had outstanding options and warrants to purchase an aggregate of 7,425,000 shares that had been granted to our officers, directors, employees, and consultants. Of such options, 2,033,000 are unvested and contain vesting limitations contingent on continuing association with us. These options and warrants are exercisable at prices ranging between $0.42 and $0.80 per share. The grants of options to officers and directors were not the result of arm's-length negotiations.

                                                     Preliminary Proxy Statement

Equity Compensation Plans

         Information about our equity compensation plans as of the end of our most recent fiscal year is set forth as follows:

                                                                                             Number of securities
                                                                                             available for future
                                  Number of securities to     Weighted average exercise      issuance under equity
                                be issued upon exercise of      prices of outstanding         compensation plans
                                   outstanding options,         options, warrants and        (excluding securities
                                    warrants and rights                rights              reflected in column (a))
        Plan Category                       (a)                          (b)                          (c)
------------------------------- ---------------------------- --------------------------- ---------------------------
Equity compensation plans
    approved by security
    holders................                      --                      --                               --
Equity compensation plans not
    approved by security
    holders................               7,425,500                      $0.501                       46,000
                                          ---------                                                   ------
    Total..................               7,425,500                      $0.501                       46,000
                                          =========                                                   ======

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     Selection of Auditors

         The selection of our auditors will not be submitted to the stockholders for their approval in the absence of a requirement to do so. It is anticipated that representatives of HJ & Associates, LLC, will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

Audit Fees

         The aggregate fees billed by HJ & Associates, LLC for professional services rendered for the audit of our annual consolidated financial statements for the fiscal year ended September 30, 2005, and for the reviews of the consolidated financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $23,754. The aggregate fees billed by HJ & Associates, LLC for professional services rendered for the audit of our annual consolidated financial statements for the fiscal year ended September 30, 2004, were $27,329.

Audit Related Fees

         HJ & Associates, LLC did not bill us for any professional services that were reasonably related to the performance of the audit or review of financial statements for either the fiscal year ended September 30, 2005, or the fiscal year ended September 30, 2004, that are not included under Audit Fees above.

Tax Fees

         The aggregate fees billed by HJ & Associates, LLC, for professional services rendered for tax compliance, tax advice, and tax planning were $3,646 in the fiscal year ended September 30, 2005. No fees for tax compliance, tax advice, and tax planning were billed in the fiscal year ended September 30, 2004.

All Other Fees

         HJ & Associates, LLC did not perform any services for us or charge any fees other than the services described above under "Audit Fees" for either the fiscal year ended September 30, 2005, or the fiscal year ended September 30, 2004.

                                                     Preliminary Proxy Statement

OTHER MATTERS

         Our management does not know of any business other than that referred to herein that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

                                              By Order of the Board of Directors

                                              ARADYME CORPORATION


Orem, Utah
[mailing date]                                Merwin D. Rasmussen, Secretary

                                                                      Appendix A

                                  AGREEMENT AND
                                 PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER dated as of February 22, 2006 (the "Plan") is made and entered into by and between ARADYME CORPORATION, a Delaware corporation ("Aradyme Delaware"), and ARADYME DEVELOPMENT CORPORATION, a Utah corporation ("Aradyme Utah"). Aradyme Utah is sometimes referred to as the "Surviving Corporation." Aradyme Utah and Aradyme Delaware are sometimes hereinafter collectively referred to as the "Constituent Corporations."

         IN CONSIDERATION of the mutual covenants and agreements herein contained and for the purpose of setting forth the terms and conditions of said merger and such other provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree as follows.

                                    Article I
                    Merger and Name of Surviving Corporation

         On the effective date of the merger, Aradyme Utah and Aradyme Delaware shall cease to exist separately and Aradyme Delaware shall be merged with and into Aradyme Utah, which is hereby designated as the Surviving Corporation, the name of which on and after the effective date of the merger shall be "Aradyme Corporation."

                                   Article II
                         Terms and Conditions of Merger

         The terms and conditions of the merger are (in addition to those set forth elsewhere in this Plan) as follows:

                  (a) On the effective date of the merger:

                           (1) Aradyme Delaware shall be merged into Aradyme
                  Utah to form a single corporation, and Aradyme Utah shall be and is designated herein as the Surviving Corporation.

                           (2) The separate existence of Aradyme Delaware shall
                  cease.

                           (3) The Surviving Corporation shall have all the
                  rights, privileges, immunities, and powers, and shall be subject to all duties and liabilities of a corporation organized under the laws of the state of Utah.

                           (4) The Surviving Corporation shall thereupon and
                  thereafter possess all the rights, privileges, immunities, and franchises of a public, as well as of a private, nature of Aradyme Delaware, and all property, real, personal, and mixed, and all debts due of whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Aradyme Delaware shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The title to any real estate or any interest herein vested in Aradyme Delaware shall not revert or be in any way impaired by reason of the merger. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of Aradyme Delaware. Any claim existing or action or proceeding pending by or against Aradyme Delaware may be prosecuted as if the merger had not taken place, or the

                  Surviving Corporation may be substituted in place of Aradyme Delaware. Neither the rights of creditors nor any liens on the property of Aradyme Delaware shall be impaired by the merger.

                  (b) On the effective date of the merger, the board of directors of the Surviving corporation and the members thereof shall be and consist of the members of the board of directors of Aradyme Delaware immediately prior to the merger, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Utah.

                  (c) On the effective date of the merger, the officers of the Surviving Corporation shall be and consist of the officers of Aradyme Delaware immediately prior to the merger, such officers to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Utah.

                  (d) If, on the effective date of the merger, a vacancy shall exist in the board of directors or in any of the offices of the Surviving Corporation, such vacancy may be filled in the manner provided in the bylaws of the Surviving Corporation and the laws of the state of Utah.

                                   Article III
                      Manner and Basis of Converting Shares

         The manner and basis of converting the shares of Aradyme Delaware into shares of Aradyme Utah and the mode of carrying the merger into effect are as follows:

                  (a) Each share of common stock of Aradyme Delaware outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into one fully-paid and nonassessable share of common stock, par value $0.001 per share, of Aradyme Utah (the "Exchanged Aradyme Utah Stock"), which shares of Exchanged Aradyme Utah Stock shall thereupon be validly issued and outstanding, fully paid, and nonassessable and shall not be liable to any further call, nor shall the holder thereof by liable for any further payments with respect thereto. After the effective date of the merger, each holder of an outstanding certificate, which prior thereto represented shares of the common stock of Aradyme Delaware, shall be entitled on surrender thereto to the transfer and exchange agent to receive in exchange therefor a certificate or certificates representing the number of whole shares of Exchanged Aradyme Utah Stock into which the shares of common stock of Aradyme Delaware surrendered shall have been converted as aforesaid in such denominations as such holder may request. Until so surrendered, each such outstanding certificate (which prior to the effective date of the merger represented shares of the common stock of Aradyme Delaware) shall for all purposes evidence the ownership of the shares of Exchanged Aradyme Utah Stock into which such shares shall have been converted; provided that dividends or other distributions that are payable in respect of shares of Exchanged Aradyme Utah Stock into which shares of Aradyme Delaware shall have been converted shall be set aside by Aradyme Utah and shall not be paid to holders of certificates representing such shares of common stock of Aradyme Delaware until such certificates shall have been surrendered in exchange for certificates representing Exchanged Aradyme Utah Stock. On such surrender, the holder of such shares shall be entitled to receive such dividends or other distributions without interest.

                  (b) All shares of Exchanged Aradyme Utah Stock into which shares of the common stock of Aradyme Delaware shall have been converted pursuant to this Article III shall be issued in full satisfaction of all rights pertaining to the shares of Aradyme Delaware stock.

                  (c) Each option, warrant, purchase right, unit, or other security of Aradyme Delaware's immediately prior to the merger shall be converted into and shall be an identical security of Aradyme Utah, and the same number of shares of Aradyme Utah common stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units, or other securities as is equal to the number of shares of Aradyme Delaware common stock so reserved immediately prior to the merger becoming effective.

                  (d) The shares of Aradyme Utah issued and outstanding immediately prior to the merger becoming effective shall be canceled and returned to the status of authorized but unissued.

                                   Article IV
                      Articles of Incorporation and Bylaws

                  (a) The amended and restated articles of incorporation of Aradyme Utah shall, on the merger becoming effective, constitute the articles of incorporation of the Surviving Corporation unless and until amended in the manner provided by law.

                  (b) The bylaws of Aradyme Utah shall, on the merger becoming effective, be and constitute the bylaws of the Surviving Corporation until amended in the manner provided by law.

                                    Article V
                     Other Provisions with Respect to Merger

         This Plan shall be submitted to the board of directors as provided by the laws of the states of Delaware and Utah, as applicable. After the approval or adoption of this Plan in accordance with the requirements of the laws of the states of Delaware and Utah, as applicable, all required documents shall be executed, acknowledged, certified, filed, and recorded in accordance with all requirements of the states of Delaware and Utah, as applicable.

                                   Article VI
                   Approval and Effective Date of the Merger;
                              Miscellaneous Matters

                  (a) In order to aid the parties in establishing a date certain for effectiveness of the merger for accounting and other purposes, the merger shall be deemed to have become effective on filing of articles of merger, setting forth the information required by and executed and certified in accordance with the laws of the state of Utah, with the Utah Division of Corporations of the Department of Commerce, and such office shall have issued a certified copy reflecting such filing.

                  (b) If, at any time, the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of Aradyme Delaware acquired, to be acquired by, or as a result of the merger, the officers and directors of Aradyme Delaware or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the merger and the terms of this Plan.

                  (c) For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument.

                  (d) This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

         IN WITNESS WHEREOF, each Constituent Corporation has caused this Plan to be executed, all as of the date first above written.

                                             ARADYME CORPORATION
                                             a Delaware corporation

Attest:

                                             By:
-------------------------------------             ------------------------------
Merwin D. Rasmussen, Secretary                    James R. Spencer, President


                                             ARADYME DEVELOPMENT CORPORATION
                                             a Utah corporation

Attest:

                                             By:
-------------------------------------             ------------------------------
Merwin D. Rasmussen, Secretary                    James R. Spencer, President

               Certificate of the Secretary of Aradyme Corporation

         I, Merwin D. Rasmussen, Secretary of Aradyme Corporation, a Delaware corporation ("Aradyme Delaware"), hereby certify in accordance with the Delaware General Corporation Law of the state of Delaware that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly approved and adopted by Aradyme Delaware and Aradyme Development Corporation, a Utah corporation, was duly approved and adopted pursuant to Section 253 of the Delaware General Corporation Law by the vote of holders of a majority of all of the outstanding stock of Aradyme Delaware, and that thereby the Agreement and Plan of Merger was duly adopted as the act of the stockholders of said corporation and is the duly adopted agreement and act of said corporation.




                                                 -------------------------------
                                                 Merwin D. Rasmussen, Secretary

                          Execution and Acknowledgement

         The foregoing Agreement and Plan of Merger, having been approved by the board of directors of each Constituent Corporation, having been adopted by the stockholders of Aradyme Corporation (Delaware) in accordance with the Delaware General Corporation Law, we, the president and secretary of Aradyme Corporation (Delaware) and the president and secretary of Aradyme Development Corporation
(Utah), do hereby execute this Agreement and Plan of Merger this _____ day of _________________________, 2006, declaring and certifying that this is our act and deed and the facts herein stated are true.

                                                ARADYME CORPORATION
                                                a Delaware corporation
Attest:

                                                By:
-----------------------------------------          -----------------------------
Merwin D. Rasmussen, Secretary                     James R. Spencer, President

STATE OF UTAH                  )
                               : ss.
COUNTY OF UTAH                 )

         I, the undersigned notary public, hereby certify that on the ____ day of ____________________, 2006, personally appeared before me, James R. Spencer and Merwin D. Rasmussen, the president and secretary, respectively, of Aradyme Corporation, a Delaware corporation, who being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as president and secretary of Aradyme Corporation, a Delaware corporation, and that the statements therein contained are true.


                                               ---------------------------------
                                               NOTARY PUBLIC


                                               ARADYME DEVELOPMENT CORPORATION
                                               a Utah corporation
Attest:

                                               By:
------------------------------------              ------------------------------
Merwin D. Rasmussen, Secretary                    James R. Spencer, President

STATE OF UTAH                  )
                               : ss.
COUNTY OF UTAH                 )

         I, the undersigned notary public, hereby certify that on the ____ day of _________________, 2006, personally appeared before me, James R. Spencer and Merwin D. Rasmussen, the president and secretary, respectively, of Aradyme Development Corporation, a Utah corporation, who being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as president and secretary of Aradyme Development Corporation, a Utah corporation, and that the statements therein contained are true.


                                               ---------------------------------
                                               NOTARY PUBLIC

                                                                      Appendix B

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                       OF ARADYME DEVELOPMENT CORPORATION


         Pursuant to Utah Code Ann. Sections 16-10a-1003, 16-10a-1006, and 16-10a-1007, Aradyme Development Corporation, a Utah corporation, hereinafter referred to as the "Corporation," hereby adopts the following Amended and Restated Articles of Incorporation, and certifies that:

         1. The name of the Corporation is Aradyme Development Corporation.

         2. Article III shall be amended to read as follows:

                                   Article III
                                Authorized Shares

                           The Corporation shall have the authority to issue
                  51,000,000 shares, consisting of 50,000,000 shares of common stock, par value of $0.001, and 1,000,000 shares of preferred stock, par value of $0.001. The common stock, in the absence of a designation of a separate series by the board of directors as hereinafter provided, shall have unlimited voting rights and is entitled to receive the net assets of the Corporation upon dissolution. The board of directors of this Corporation is hereby expressly granted authority, without stockholder action, and within the limits set forth in the Utah Revised Business Corporation Act, to:

                                    (a) designate, in whole or in part, the
                           preferences, limitations, and relative rights of any class of shares before the issuance of any shares of that class;

                                    (b) create one or more series within a class
                           of shares, fix the number of shares of each such series, and designate, in whole or part, the preferences, limitations, and relative rights of the series, all before the issuance of any shares of that series;

                                    (c) alter or revoke the preferences,
                           limitations, and relative rights granted to or imposed upon any wholly-unissued class of shares or any wholly-unissued series of any class of shares; or

                                    (d) increase or decrease the number of
                           shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series; provided that, the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of the applicable class of shares available for designation as a part of the series.

                  The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution shall be as designated by the board of directors. Shares of any class of stock may be issued, without stockholder action, from time to time, in one or more series as may from time to time be determined by the board of directors.

         3. Previous Article V, entitled "Limitation on Liability," has been renumbered as Article VI, and a new Article V, entitled "Board of Directors," has been included, which reads as follows:

                                    Article V
                               Board of Directors

                           The business and affairs of the Corporation shall be
                  managed and controlled by or under the direction of a board of directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by these Amended and Restated Articles of Incorporation directed or required to be exercised or done by the stockholders of the Corporation. Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the bylaws of the Corporation shall otherwise provide. The number of directors of the Corporation, which shall constitute the whole board of directors, shall be such as from time to time fixed by or in the manner provided in the bylaws.

         4. Previous Article VI, entitled "Indemnification," has been renumbered as Article VII.

         5. A new Article VIII, entitled "Transactions with Officers and Directors," has been included, which reads as follows:

                                  Article VIII
                    Transactions with Officers and Directors

                           No contract or other transaction between the
                  Corporation and one or more of its directors or officers, or between the Corporation and any corporation, firm, or association in which one or more of its directors or officers are directors or officers or are financial interested, is either void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the board of directors or a committee thereof that authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for such purpose, if the circumstances specified in any of the following paragraphs exist:

                                    (a) the fact of the common directorship or
                           financial interest is disclosed or known to the board of directors or committee and noted in the minutes, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of such common or interested director or directors;

                                    (b) the fact of the common directorship or
                           financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote; the votes of the common or interested directors or officers shall be counted in any such vote of stockholders; or

                                    (c) the contract or transaction is fair as
                           to the Corporation at the time it is authorized or approved.

         6. A new Article IX, entitled "Adoption or Amendment of Bylaws," has been included, which reads as follows:

                                   Article IX
                         Adoption or Amendment of Bylaws

                           Except as otherwise provided herein, the power to
                  alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Utah now or hereafter existing.

         7. A new Article X, entitled "Amendments," has been included, which reads as follows:

                                    Article X
                                   Amendments

                           The Corporation reserves the right to amend, alter,
                  change, or repeal all or any portion of the provisions contained in these Articles of Incorporation from time to time in accordance with the laws of the state of Utah, and all rights conferred on stockholders herein are granted subject to this reservation.

         8. Previous Article VII, entitled "Registered Office and Registered Agent," has been renumbered as Article XI.

         9. Previous Article VIII, entitled "Incorporator," has been deleted.

         10. The text of the Amended and Restated Articles of Incorporation is amended and restated to read as set forth in Appendix A attached hereto.

         11. These Amended and Restated Articles of Incorporation were duly adopted in accordance with Utah Code Ann. Section 16-10a-1003, and restate, integrate, and further amend the provisions of the Corporation's articles of incorporation.

         12. The president and secretary of the Corporation do hereby certify that on February 14, 2006, the foregoing Amended and Restated Articles of Incorporation of Aradyme Development Corporation were authorized and approved, pursuant to Utah Code Ann. Section 16-10a-1003, by the board of directors and the sole stockholder of the one issued and outstanding share of common stock of the Corporation.

         The undersigned affirm and acknowledge, under penalties of perjury, that the foregoing instrument is their act and deed and that the facts stated herein are true.

         DATED this 14th day of February, 2006.



/s/ James R. Spencer                       /s/ Merwin D. Rasmussen
------------------------------------       ----------------------------------
James R. Spencer, President                Merwin D. Rasmussen, Secretary

STATE OF UTAH                     )
                                  : ss.
COUNTY OF UTAH                    )

         On this 14th day of February, 2006, personally appeared before me, the undersigned, a notary public, James R. Spencer and Merwin D. Rasmussen, who being by me first duly sworn, declared that they are the president and secretary, respectively, of the above named Corporation, acknowledged that they signed the foregoing Amended and Restated Articles of Incorporation, and verified that the statements contained therein are true.


                                            /s/ Martina Walker
                                            ----------------------------------
                                            Notary Public

                                                                      Appendix A


                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                         ARADYME DEVELOPMENT CORPORATION


         These Amended and Restated Articles of Incorporation of Aradyme Development Corporation (hereinafter referred to as the "Corporation"), have been duly adopted in accordance with Utah Code Ann. Section 16-10a-1003.


                                    Article I
                                      Name

         The name of the Corporation shall be Aradyme Development Corporation.


                                   Article II
                                     Purpose

         The Corporation is organized for the following purposes:

                  (a) to engage in the design, development, production and marketing of computer software and systems; and

                  (b) to engage in any lawful purpose or purposes for which a corporation may be organized under the Utah Revised Business Corporation Act, as amended.


                                   Article III
                                Authorized Shares

         The Corporation shall have the authority to issue 51,000,000 shares, consisting of 50,000,000 shares of common stock, par value of $0.001, and 1,000,000 shares of preferred stock, par value of $0.001. The common stock, in the absence of a designation of a separate series by the board of directors as hereinafter provided, shall have unlimited voting rights and is entitled to receive the net assets of the Corporation upon dissolution. The board of directors of this Corporation is hereby expressly granted authority, without stockholder action, and within the limits set forth in the Utah Revised Business Corporation Act, to:

                  (a) designate, in whole or in part, the preferences, limitations and relative rights of any class of shares before the issuance of any shares of that class;

                  (b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the preferences, limitations and relative rights of the series, all before the issuance of any shares of that series;

                  (c) alter or revoke the preferences, limitations and relative rights granted to or imposed upon any wholly-unissued class of shares or any wholly-unissued series of any class of shares; or

                  (d) increase or decrease the number of shares constituting any series, the number of shares of which was originally fixed by the board of directors, either before or after the issuance of shares of the series; provided that, the number may not be decreased below the number of shares of the series then outstanding, or increased above the total number of authorized shares of the applicable class of shares available for designation as a part of the series.

The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution shall be as designated by the board of directors. Shares of any class of stock may be issued, without stockholder action, from time to time, in one or more series as may from time to time be determined by the board of directors.


                                   Article IV
                            Control Share Acquisition

         The provisions of the Control Share Acquisitions Act, Utah Code Ann.
Section 61-6-1 et seq., shall not be applicable to control share acquisition of the securities of the Corporation. This election is made in accordance with the provisions of Utah Code Ann. Section 61-6-1 et seq.


                                    Article V
                               Board of Directors

         The business and affairs of the Corporation shall be managed and controlled by or under the direction of a board of directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by these Amended and Restated Articles of Incorporation directed or required to be exercised or done by the stockholders of the Corporation. Election of directors at an annual or special meting of stockholders need not be by written ballot unless the bylaws of the Corporation shall otherwise provide. The number of directors of the Corporation, which shall constitute the whole board of directors, shall be such as from time to time fixed by or in the manner provided in the bylaws.


                                   Article VI
                             Limitation on Liability

         To the fullest extent permitted by the Utah Revised Business Corporation Act or any other applicable law as now in effect or as it may hereafter be amended, a director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for any action taken or any failure to take any action as a director.


                                   Article VII
                Indemnification of Officers, Directors and Others

         To the fullest extent permitted by the Utah Revised Business Corporation Act or any other applicable law as now in effect or as it may hereafter be amended, the Corporation shall indemnify directors as set forth in the bylaws. The Corporation may indemnify officers, employees, fiduciaries, and agents to the extent provided for in the bylaws or authorized by the board of directors.

                                  Article VIII
                    Transactions with Officers and Directors

         No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, firm, or association in which one or more of its directors or officers are directors or officers or are financial interested, is either void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the board of directors or a committee thereof that authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for such purpose, if the circumstances specified in any of the following paragraphs exist:

                  (a) the fact of the common directorship or financial interest is disclosed or known to the board of directors or committee and noted in the minutes, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of such common or interested director or directors;

                  (b) the fact of the common directorship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote; the votes of the common or interested directors or officers shall be counted in any such vote of stockholders; or

                  (c) the contract or transaction is fair as to the Corporation at the time it is authorized or approved.


                                   Article IX
                         Adoption or Amendment of Bylaws

         Except as otherwise provided herein, the power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Utah now or hereafter existing.


                                    Article X
                                   Amendments

         The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these Articles of Incorporation from time to time in accordance with the laws of the state of Utah, and all rights conferred on stockholders herein are granted subject to this reservation.

                                   Article XI
                     Registered Office and Registered Agent

         The address of the Corporation's registered office and the name of the registered agent at that address in the state of Utah are:

                                James R. Spencer
                     1255 North Research Way, Building Q3500
                                Orem, Utah 84097

Either the registered office or the registered agent may be changed in the manner provided for by law.



         The undersigned affirms and acknowledges, under penalties of perjury, that the foregoing instrument is my act and deed and that the facts stated herein are true.

         DATED this 14th day of February, 2006.



/s/ James R. Spencer                     /s/ Merwin D. Rasmussen
--------------------------------         ------------------------------------
James R. Spencer, President              Merwin D. Rasmussen, Secretary

                                                                      Appendix C


                                     BYLAWS


                                       OF


                         ARADYME DEVELOPMENT CORPORATION


                               A UTAH CORPORATION





Adopted February 14, 2006

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE


ARTICLE I.  OFFICES

         Section 1.01      Business Office.....................................1
         Section 1.02      Registered Office...................................1

ARTICLE II.  STOCKHOLDERS

         Section 2.01      Annual Stockholder Meeting..........................1
         Section 2.02      Special Stockholder Meetings........................1
         Section 2.03      Place of Stockholder Meetings.......................2
         Section 2.04      Notice of Stockholder Meetings......................2
         Section 2.05      Meetings by Telecommunications......................3
         Section 2.06      Fixing of Record Date...............................3
         Section 2.07      Stockholder List....................................4
         Section 2.08      Stockholder Quorum and Voting Requirements..........4
         Section 2.09      Increasing either Quorum or Voting Requirements.....4
         Section 2.10      Proxies.............................................5
         Section 2.11      Voting of Shares....................................5
         Section 2.12      Corporation's Acceptance of Votes...................5
         Section 2.13      Inspectors of Election..............................6
         Section 2.14      Stockholder Action without Meeting..................6
         Section 2.15      Vote Required; Election of Directors................7
         Section 2.16      Business at Annual Meeting..........................7
         Section 2.17      Notification of Nominations.........................8
         Section 2.18      Conduct of Meeting..................................9
         Section 2.19      Stockholder's Rights To Inspect Corporate Records...9
         Section 2.20      Financial Statements Shall Be Furnished to the
                             Stockholders.....................................10
         Section 2.21      Dissenters' Rights.................................10

ARTICLE III.  BOARD OF DIRECTORS

         Section 3.01      General Powers.....................................10
         Section 3.02      Number, Tenure and Qualification of Directors......11
         Section 3.03      Regular Meetings of the Board of Directors.........11
         Section 3.04      Special Meetings of the Board of Directors.........11
         Section 3.05      Notice of, and Waiver of Notice for, Special
                             Director Meetings................................11
         Section 3.06      Director Quorum....................................11
         Section 3.07      Directors, Manner of Acting........................12
         Section 3.08      Establishing a "Supermajority" Quorum or Voting
                             Requirement......................................12
         Section 3.09      Director Action without a Meeting..................12
         Section 3.10      Removal of Directors...............................13
         Section 3.11      Board of Director Vacancies........................13
         Section 3.12      Director Compensation..............................13
         Section 3.13      Director Committees................................14

Adopted February 14, 2006               i

ARTICLE IV.  OFFICERS

         Section 4.01      Number of Officers.................................15
         Section 4.02      Appointment and Term of Office.....................15
         Section 4.03      Removal of Officers................................15
         Section 4.04      Chairman...........................................15
         Section 4.05      Chief Executive Officer............................15
         Section 4.06      President..........................................16
         Section 4.07      Vice Presidents....................................16
         Section 4.08      Secretary..........................................16
         Section 4.09      Chief Financial Officer............................16
         Section 4.10      Assistant Secretaries and Assistant Treasurers.....16
         Section 4.11      Salaries...........................................17

ARTICLE V.  INDEMNIFICATION

         Section 5.01      Indemnification of Directors, Officers, Agents,
                             and Employees....................................17
         Section 5.02      Advance Expenses for Directors, Officers,
                             Agents, and Employees............................17

ARTICLE VI.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 6.01      Certificates for Shares............................17
         Section 6.02      Shares Without Certificates........................18
         Section 6.03      Registration of the Transfer of Shares.............19
         Section 6.04      Restrictions on Transfer of Shares Permitted.......19
         Section 6.05      Acquisition of Shares..............................19

ARTICLE VII. DISTRIBUTIONS....................................................20


ARTICLE VIII. CORPORATE SEAL..................................................20


ARTICLE IX. DIRECTORS' CONFLICTING INTEREST TRANSACTIONS......................20


ARTICLE X. AMENDMENTS.........................................................21


ARTICLE XI. FISCAL YEAR.......................................................21


CERTIFICATE OF SECRETARY......................................................21

Adopted February 14, 2006               ii

                                     BYLAWS
                                       OF
                         ARADYME DEVELOPMENT CORPORATION



                               ARTICLE I. OFFICES

         Section 1.01 Business Office

         The principal executive office of the corporation shall be located at any place either within or without the state of Utah as designated in the corporation's most current annual report filed with the Utah Division of Corporations and Commercial Code. The corporation may have such other offices, either within or without the state of Utah, as the board of directors may designate or as the business of the corporation may require from time to time. The corporation shall maintain at its principal executive office a copy of certain records, as specified in section 2.19 of Article II.

         Section 1.02 Registered Office

         The registered office of the corporation, required by Section 16-10a-501 of the Utah Revised Business Corporation Act (the "Act") or any section of like tenor as from time to time amended shall be located within Utah and may be, but need not be, identical with the principal executive office (if located within Utah). The address of the registered office may be changed from time to time.


                            ARTICLE II. STOCKHOLDERS

         Section 2.01 Annual Stockholder Meeting

         The annual meeting of the stockholders shall be held at a time and date as are determined by the corporation's board of directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the state of Utah, such meeting shall be held on the next succeeding business day.

         If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any subsequent continuation after adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as convenient. The failure to hold an annual or special meeting does not affect the validity of any corporate action or work a forfeiture or dissolution of the corporation.

         Section 2.02 Special Stockholder Meetings

         Special meetings of the stockholders, for any purpose or purposes described in the meeting notice, may be called by the president or by the board of directors and shall be called by the president at the request of the holders of not less than one-tenth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

Adopted February 14, 2006               1

         Section 2.03 Place of Stockholder Meetings

         The board of directors may designate any place, either within or without the state of Utah, as the place of meeting for any annual or any special meeting of the stockholders. If no designation is made by either the directors or majority action of the voting stockholders, the place of meeting shall be the principal executive office of the corporation.

         Section 2.04 Notice of Stockholder Meetings

         Written notice stating the place, day and time of any annual or special stockholder meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either in person, by any form of electronic communication, by mail, by private carrier, or by any other manner provided for in the Act, by or at the direction of the president, the board of directors, or other persons calling the meeting, to each stockholder of record entitled to vote at such meeting and to any other stockholder entitled by the Act or the articles of incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (a) when deposited in the United States mail, addressed to the stockholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid; (b) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (c) when received; or (d) five days after deposit in the United States mail, if mailed postage prepaid and correctly addressed to an address other than that shown in the corporation's current record of stockholders.

         If any stockholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place are announced at the meeting before adjournment. If a new record date for the adjourned meeting is, or must be fixed (see section 2.08 of this Article II) or if the adjournment is for more than 30 days, then notice must be given pursuant to the requirements of the previous paragraph of this section 2.04, to those persons that are stockholders as of the new record date.

         The stockholder may waive notice of the meeting (or any notice required by the Act, articles of incorporation or bylaws) by a writing signed by the stockholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

         A stockholder's attendance at a meeting:

                  (a) waives objection to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and

                  (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

         The notice of each special stockholder meeting shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this section 2.04, the articles of incorporation, or otherwise in the Act, the notice of an annual stockholder meeting need not include a description of the purpose or purposes for which the meeting is called.

Adopted February 14, 2006               2

         If a purpose of any stockholder meeting is to consider either: (a) a proposed amendment to the articles of incorporation (including any restated articles requiring stockholder approval); (b) a plan of merger or share exchange; (c) the sale, lease, exchange or other disposition of all, or substantially all, of the corporation's property; (d) the dissolution of the corporation; or (e) the removal of a director, the notice must so state and, to the extent applicable, be accompanied by a copy or summary of the articles of amendment, plan of merger or share exchange, agreement for the disposition of all or substantially all of the corporation's property, or the terms of the dissolution. If the proposed corporate action creates dissenters' rights, the notice must state that stockholders are or may be entitled to assert dissenters' rights and must be accompanied by a copy of the provisions of the Act governing such rights.

         Section 2.05 Meetings by Telecommunications

         Any or all of the stockholders may participate in an annual or special meeting of stockholders by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting can hear each other during the meeting. A stockholder participating in a meeting by this means is considered to be present in person at the meeting.

         Section 2.06 Fixing of Record Date

         For the purpose of determining stockholders of any voting group entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any distribution or dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the meeting of stockholders or the payment of any distribution or dividend. If no record date is so fixed by the board of directors for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a share dividend or distribution, or in order to make a determination of stockholders for any other proper purpose, the record date for determination of such stockholders shall be at the close of business on:

                  (a) with respect to an annual stockholder meeting or any special stockholder meeting called by the board of directors or any person specifically authorized by the board of directors or these bylaws to call a meeting, the day before the first notice is delivered to stockholders;

                  (b) with respect to a special stockholders' meeting demanded by the stockholders, the date the first stockholder signs the demand;

                  (c) with respect to the payment of a share dividend, the date the board of directors authorizes the share dividend;

                  (d) with respect to actions taken in writing without a meeting (pursuant to Article II, section 2.14), the date the first stockholder signs a consent; and

                  (e) with respect to a distribution to stockholders (other than one involving a repurchase or reacquisition of shares), the date the board authorizes the distribution.

         When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section 2.06, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date. A new record date must be fixed if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Adopted February 14, 2006               3

         Section 2.07 Stockholder List

         The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the stockholders entitled to vote at each meeting of stockholders, arranged in alphabetical order with the address of and the number of shares held by each. The list must be arranged by voting group (if such exists, see Article II, section 2.08) and within each voting group by class or series of shares. The stockholder list must be available for inspection by any stockholder, beginning on the earlier of 10 days before the meeting for which the list was prepared or two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available at the corporation's principal executive office or at a place identified in the meeting notice in the city where the meeting is to be held. A stockholder, or his or her agent or attorney, is entitled, on written demand, to inspect and, subject to the requirements of section 2.19 of this Article II and Sections 16-10a-1602 and 16-10a-1603 of the Act, or any sections of like tenor as from time to time amended, to inspect and copy the list during regular business hours, at his or her expense, during the period it is available for inspection. The corporation shall maintain the stockholder list in written form or in another form capable of conversion into written form within a reasonable time.

         Section 2.08 Stockholder Quorum and Voting Requirements

         If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

         Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation, a bylaw adopted pursuant to section 2.09 of this Article II, or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

         If the articles of incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

         Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

         If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation, a bylaw adopted pursuant to section 2.09 of this
Article II, or the Act require a greater number of affirmative votes.

         Section 2.09 Increasing either Quorum or Voting Requirements

         For purposes of this section 2.09, a "supermajority" quorum is a requirement that more than a majority of the votes of the voting group be present to constitute a quorum; and a "supermajority" voting requirement is any requirement that requires the vote of more than a majority of the affirmative votes of a voting group at a meeting.

Adopted February 14, 2006               4

         The articles of incorporation may fix a supermajority quorum or supermajority-voting requirement to adopt, amend, or delete a bylaw.

         The adoption or amendment of a bylaw that adds, changes or deletes a supermajority quorum or voting requirement for stockholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

         A bylaw adopted by the stockholders that fixes a supermajority quorum or voting requirement for stockholders may not be adopted, amended, or repealed by the board of directors.

         Section 2.10 Proxies

         At all meetings of stockholders, a stockholder may vote in person or vote by proxy executed in writing by the stockholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy.

         Section 2.11 Voting of Shares

         Unless otherwise provided in the articles of incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.

         Except as provided by specific court order, no shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting; provided, however, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

         Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

         Section 2.12 Corporation's Acceptance of Votes

         If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation corresponds to the name of a stockholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the stockholder.

         If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of its stockholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the stockholder if:

                  (a) the stockholder is an entity as defined in the Act and the name signed purports to be that of an officer or agent of the entity;

Adopted February 14, 2006               5

                  (b) the name signed purports to be that of an administrator, executor, guardian or conservator representing the stockholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

                  (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the stockholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

                  (d) the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the stockholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the stockholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation; and

                  (e) two or more persons are the stockholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

         The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature or about the signatory's authority to sign for the stockholder.

         The corporation and its officer or agent that accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this section are not liable in damages to the stockholder for the consequences of the acceptance or rejection.

         Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment, or proxy appointment revocation under this section 2.12 is valid unless a court of competent jurisdiction determines otherwise.

         Section 2.13 Inspectors of Election

         There shall be appointed at least one inspector of the vote. Such inspector shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. Unless appointed in advance of any such meeting by the board of directors, the presiding officer shall appoint such inspector for the meeting. In the absence of any such appointment, the secretary of the corporation shall act as the inspector. No candidate for the office of director (whether or not then a director) shall be appointed as such inspector. Such inspector shall be responsible for tallying and certifying each vote, whether made in person or by proxy.

         Section 2.14 Stockholder Action without Meeting

         Any action required or permitted to be taken at a meeting of the stockholders, except for the election of directors as set forth in section 2.15 of this Article II, may be taken without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, shall be signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote with respect to the subject matter thereof are present. Directors may be elected without a meeting of stockholders by the written consent of the stockholders holding all of the shares entitled to vote for the election of directors. Unless the written consents of all stockholders entitled

Adopted February 14, 2006               6
to vote have been obtained, notice of any stockholder approval without a meeting shall be given at least 10 days before the consummation of the action authorized by the approval to those stockholders entitled to vote that have not consented in writing and those stockholders not entitled to vote and to whom the Act requires that notice of the proposed action be given. If the act to be taken requires that notice be given to nonvoting stockholders, the corporation shall give the nonvoting stockholders written notice of the proposed action at least 10 days before the action is taken. The notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. A consent signed under this section 2.14 has the effect of a meeting vote and may be described as such in any document. The written consents are only effective if received by the corporation within a 60-day period and not revoked prior to the receipt of the written consent of that number of stockholders necessary to effectuate such action. Action taken pursuant to a written consent is effective as of the date the last written consent necessary to effect the action is received by the corporation, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action, in which case the later date shall be the effective date of the action. If the corporation has received written consents signed by all stockholders entitled to vote with respect to the action, the effective date of the action may be any date that is specified in all the written consents as the effective date of the action. Such consents may be executed in any number of counterparts or evidenced by any number of instruments of substantially similar tenor.

         Section 2.15 Vote Required; Election of Directors

         The election need not be by ballot unless any stockholder so demands before the voting begins. Except as otherwise provided by law, the articles of incorporation, any preferred stock designation, or these bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto. At all meetings of the stockholders at which directors are to be elected, except as otherwise set forth in any stock designation with respect to the right of the holders of any class or series of stock to elect additional directors under specified circumstances, directors shall be elected by a plurality of the votes cast at the meeting.

         Section 2.16 Business at Annual Meeting

         At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the board of directors or by any stockholder of record of the corporation that is entitled to vote with respect thereto and that complies with the notice procedures set forth in this section. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive office of the corporation not less than 30 days prior to the date of the annual meeting; provided, in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder's notice shall be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed. A stockholder's notice to the secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder of record proposing such business, (c) the class and number of shares of the corporation's capital stock that are beneficially owned by such stockholder, and (d) any material interest of such stockholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the

Adopted February 14, 2006               7
provisions of this section. The officer of the corporation or other person presiding at the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with such provisions, and if such presiding officer should so determine and declare to the meeting that such business was not properly brought before the meeting in accordance with such provisions, any such business so determined to be not properly brought before the meeting shall not be transacted. The foregoing provisions of this section shall be effective only if the corporation has a class of equity securities registered under Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended.

         Section 2.17 Notification of Nominations

         Nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not later than (a) with respect to an election to be held at an annual meeting of stockholders, 90 days in advance of such meeting, and (b) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders.

         Each such notice shall set forth:

                  (a) the name and address of the stockholder that intends to make the nomination and of the person or persons to be nominated;

                  (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder;

                  (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated by the board of directors; and

                  (e) the consent of each nominee to serve as a director of the corporation if elected.

The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         The foregoing provisions of this section shall be effective only if the corporation has a class of equity securities registered under Section 12(b) or
(g) of the Securities Exchange Act of 1934, as amended.

Adopted February 14, 2006               8

         Section 2.18 Conduct of Meeting

         The board of directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate, or convenient. Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants, regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot. Unless, and to the extent, determined by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

         Section 2.19 Stockholder's Rights To Inspect Corporate Records

                  (a) The corporation shall keep as permanent records minutes of all meetings of its stockholders and board of directors, a record of all actions taken by the stockholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation. The corporation shall maintain appropriate accounting records.

                  (b) If a stockholder gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy, such stockholder (or his or her agent or attorney) has the right to inspect and copy, during regular business hours, any of the following records, all of which the corporation is required to keep at its principal executive office:

                           (i) its articles or restated articles of
                  incorporation and all amendments to the articles of incorporation currently in effect;

                           (ii) its bylaws or restated bylaws and all amendments
                  to the bylaws currently in effect;

                           (iii) the minutes of all stockholders' meetings and
                  records of all action taken by stockholders without a meeting for the past three years;

                           (iv) all written communications to stockholders
                  within the past three years;

                           (v) a list of the names and business addresses of its
                  current directors and officers;

                           (vi) the most recent annual report of the corporation
                  delivered to the Utah Division of Corporations and Commercial Code; and

                           (vii) all financial statements prepared for periods
                  ending during the last three years that a stockholder could request under section 2.20.

Adopted February 14, 2006               9

                  (c) In addition, if a stockholder gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which such stockholder wishes to inspect and copy, such stockholder describes with reasonable particularity his or her purpose and the records he or she desires to inspect, and the records are directly connected with his or her purpose, such stockholder of the corporation (or his or her agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

                           (i) excerpts from minutes of any meeting of the board
                  of directors, records of any action of a committee of the board of directors acting on behalf of the corporation, minutes of any meeting of the stockholders, and records of action taken by the stockholders or board of directors without a meeting, to the extent not subject to inspection under subparagraph (b) of this section 2.19;

                           (ii) accounting records of the corporation; and

                           (iii) the record of stockholders (compiled no earlier
                  than the date of the stockholder's demand).

                  (d) The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material (including third-party costs), for copies of any documents provided to the stockholder. The charge may not exceed the estimated cost of production or reproduction of the records.

                  (e) For purposes of this section 2.19, the term "stockholder" shall include a beneficial owner whose shares are held in a voting trust or by a nominee on his or her behalf.

         Section 2.20 Financial Statements Shall Be Furnished to the
Stockholders

         Upon written request of any stockholder, the corporation shall mail to such stockholder its most recent annual or quarterly financial statements showing in reasonable detail its assets and liabilities and the results of its operations.

         Section 2.21 Dissenters' Rights

         Each stockholder shall have the right to dissent from and obtain payment for such stockholder's shares when so authorized by the Act, the articles of incorporation, these bylaws, or in a resolution of the board of directors.


                         ARTICLE III. BOARD OF DIRECTORS

         Section 3.01 General Powers

         Unless the articles of incorporation have dispensed with or limited the authority of the board of directors, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors.

Adopted February 14, 2006               10

         Section 3.02 Number, Tenure and Qualification of Directors

         Unless permitted by the Act, the authorized number of directors shall be not less than three. The current number of directors shall be as determined (or as amended from time to time) by resolution adopted from time to time by either the stockholders or directors. Each director shall hold office until the next annual meeting of stockholders or until removed. However, if his or her term expires, he or she shall continue to serve until his or her successor shall have been elected and qualified, or until there is a decrease in the number of directors. A decrease in the number of directors does not shorten an incumbent director's term. Unless required by the articles of incorporation, directors do not need to be residents of Utah or stockholders of the corporation.

         Section 3.03 Regular Meetings of the Board of Directors

         A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of stockholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

         Section 3.04 Special Meetings of the Board of Directors

         Special meetings of the board of directors may be called by or at the request of the president or any one director. The person authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors.

         Section 3.05 Notice of, and Waiver of Notice for, Special Director Meetings

         Unless the articles of incorporation provide for a longer or shorter period, notice of any special director meeting shall be given at least two days prior thereto either orally, in person, by telephone, by any form of electronic communication, by mail, by private carrier, or by any other manner provided for in the Act. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his or her arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting. Unless required by the articles of incorporation or the Act, neither the business to be transacted at nor the purpose of any special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

         Section 3.06 Director Quorum

         A majority of the number of directors in office immediately before the meeting begins shall constitute a quorum for the transaction of business at any meeting of the board of directors, unless the articles of incorporation require a greater number.

         Any amendment to this quorum requirement is subject to the provisions of section 3.08 of this Article III.

Adopted February 14, 2006               11

         Section 3.07 Directors, Manner of Acting

         The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors unless the articles of incorporation require a greater percentage. Any amendment that changes the number of directors needed to take action is subject to the provisions of section 3.08 of this Article III.

         Unless the articles of incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

         A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (a) he or she objects at the beginning of the meeting (or promptly upon his or her arrival) to holding it or transacting business at the meeting; or (b) his or her dissent or abstention from the action taken is requested by such director to be entered in the minutes of the meeting; or (c) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

         Section 3.08 Establishing a "Supermajority" Quorum or Voting
Requirement

         For purposes of this section 3.08, a "supermajority" quorum is a requirement that requires more than a majority of the directors in office to constitute a quorum; and a "supermajority" voting requirement is any requirement that requires the vote of more than a majority of those directors present at a meeting at which a quorum is present to be the act of the directors.

         A bylaw that fixes a supermajority quorum or supermajority voting requirement may be amended or repealed:

                  (a) if originally adopted by the stockholders, only by the stockholders (unless otherwise provided by the stockholders); or

                  (b) if originally adopted by the board of directors, either by the stockholders or by the board of directors.

         A bylaw adopted or amended by the stockholders that fixes a supermajority quorum or supermajority-voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the stockholders or the board of directors.

         Subject to the provisions of the preceding paragraph, action by the board of directors to adopt, amend or repeal a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

         Section 3.09 Director Action without a Meeting

         Unless the articles of incorporation provide otherwise, any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all the directors sign a written consent describing the action taken, and such consent is filed with the records of the corporation. Action taken by consent is effective when the last director signs the consent, unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document. Such consent may be executed in any number of counterparts or evidenced by any number of instruments of substantially similar tenor.

Adopted February 14, 2006               12

         Section 3.10 Removal of Directors

         The stockholders may remove one or more directors at a meeting called for that purpose if notice has been given that the purpose of the meeting is such removal. The removal may be with or without cause unless the articles of incorporation provide that directors may only be removed with cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove him or her. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him or her under cumulative voting is voted against his or her removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him or her exceeds the number of votes cast against such removal.

         Section 3.11 Board of Director Vacancies.

         Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the stockholders may fill the vacancy. During such time that the stockholders fail or are unable to fill such vacancies, then and until the stockholders act:

                  (a) the board of directors may fill the vacancy; or

                  (b) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

         If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders. If two or more directors are elected by the same voting group, only remaining directors elected by such voting group are entitled to vote to fill the vacancy of a director elected by the voting group if it is filled by directors.

         A vacancy that will occur at a specific later date (by reason of resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

         The term of a director elected to fill a vacancy expires at the next stockholders' meeting at which directors are elected. However, if his or her term expires, he or she shall continue to serve until his or her successor is elected and qualified or until there is a decrease in the number of directors.

         Section 3.12 Director Compensation

         Unless otherwise provided in the articles of incorporation or by resolution of the board of directors, each director may be paid his or her expenses, if any, of attendance at each meeting of the board of directors and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Adopted February 14, 2006               13

         Section 3.13 Director Committees

                  (a) Unless the articles of incorporation provide otherwise, the board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the board of directors.

                  (b) The creation of a committee and appointment of members to it must be approved by the greater of (i) a majority of all the directors in office when the action is taken or (ii) the number of directors required by the articles of incorporation to take such action (or if not specified in the articles of incorporation, the number required by section 3.07 of this Article III to take action).

                  (c) Sections 3.04, 3.05, 3.06, 3.07, 3.08 and 3.09 of this
         Article III, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

                  (d) Unless limited by the articles of incorporation, each committee may exercise those aspects of the authority of the board of directors that the board of directors confers upon such committee in the resolution creating the committee; provided, however, a committee may not:

                           (i) authorize distributions to stockholders;

                           (ii) approve, or propose to stockholders, action that
                  the Act requires be approved by stockholders;

                           (iii) fill vacancies on the board of directors or on
                  any of its committees;

                           (iv) amend the articles of incorporation pursuant to
                  the authority of directors to do so granted by Section 16-10a-1002 of the Act or any section of like tenor as from time to time amended;

                           (v) adopt, amend, or repeal bylaws;

                           (vi) approve a plan of merger not requiring
                  stockholder approval;

                           (vii) authorize or approve reacquisition of shares,
                  except according to a formula or method prescribed by the board of directors; or

                           (viii) authorize or approve the issuance or sale or
                  contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

Adopted February 14, 2006               14

                              ARTICLE IV. OFFICERS

         Section 4.01 Number of Officers

         The officers of the corporation shall be a chief executive officer, a president, a secretary, and a chief financial officer, all of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including any vice presidents, may be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

         Section 4.02 Appointment and Term of Office

         The board of directors shall appoint the officers of the corporation for a term as determined by the board of directors. If no term is specified, such term shall continue until the first meeting of the directors held after the next annual meeting of stockholders. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until his or her successor shall have been duly appointed and shall have qualified, until his or her death, or until he or she shall resign or shall have been removed in the manner provided in section 4.03 of this Article IV.

         Section 4.03 Removal of Officers

         Any officer or agent may be removed by the board of directors or an officer authorized to do so by the board of directors at any time either before or after the expiration of the designated term, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Neither the appointment of an officer nor the designation of a specified term shall create any contract rights.

         Section 4.04 Chairman

         The board of directors may elect one of its members as chairman who, if so elected, shall preside at all meetings of the board of directors and shall be a member of the executive committee, if any. In the absences of a chairman or if no chairman is elected, the president shall preside at meetings of the board of directors.

         Section 4.05 Chief Executive Officer

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and at all meetings of the board of directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general power and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

Adopted February 14, 2006               15

         Section 4.06 President

         The president shall be the chief operating officer of the corporation, and in the event of absence or disability of the chief executive officer, or if no chief executive officer has been appointed by the board of directors, shall perform all the duties of the chief executive officer, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer.

         Section 4.07 Vice Presidents

         In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, if there be such an officer or officers, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents, if there be such an officer or officers, shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or these bylaws.

         Section 4.08 Secretary

         The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings and actions of the stockholders, the board directors, and all committees thereof, with the time and place of holding of meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         Section 4.09 Chief Financial Officer

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and colored accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         Section 4.10 Assistant Secretaries and Assistant Treasurers

         In the absence or disability of the secretary or the chief financial officer, their duties shall be performed and their powers exercised, respectively, by any assistant secretary or any assistant treasurer that the board of directors may have elected or appointed. The assistant secretaries and the assistant treasurers shall have such other duties and powers as may have been delegated to them, respectively, by the secretary or the chief financial officer or by the board of directors.

Adopted February 14, 2006               16

         Section 4.11 Salaries

         The salaries of the officers shall be fixed from time to time by the board of directors or by a duly authorized officer.

                           ARTICLE V. INDEMNIFICATION

         Section 5.01 Indemnification of Directors, Officers, Agents, and Employees

         The corporation shall indemnify any individual made a party to a proceeding because such individual was a director, officer, agent, or employee of the corporation to the extent permitted by and in accordance with Section 16-10a-901, et seq. of the Act or any amendments of successor sections of like tenor.

         Section 5.02 Advance Expenses for Directors, Officers, Agents, and Employees

         To the extent permitted by Sections 16-10a-904 and -907of the Act or any sections of like tenor as amended from time to time, the corporation may pay for or reimburse the reasonable expenses incurred by a director, officer, agent, or employee that is a party to a proceeding in advance of final disposition of the proceeding, if:

                  (a) the director, officer, agent, or employee furnishes the corporation a written affirmation of his or her good faith belief that he or she has met the standard of conduct described in the Act;

                  (b) the director, officer, agent, or employee furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay advances if it is ultimately determined that he or she did not meet the standard of conduct (which undertaking must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment); and

                  (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under section 5.01 of this Article V or Section 16-10a-901 through Section 16-10a-909 of the Act or similar sections of like tenor as from time to time amended.


             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

         Section 6.01 Certificates for Shares

                  (a) Certificates representing shares of the corporation shall, at minimum, state on their face the name of the issuing corporation and that it is formed under the laws of the state of Utah; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. Such certificates shall be signed (either manually or by facsimile) by the president or a vice president and by the secretary or an assistant secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

Adopted February 14, 2006               17

                  (b) If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the stockholder this information without charge on request in writing.

                  (c) The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

                  (d) All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

         Section 6.02 Shares without Certificates

                  (a) Unless the articles of incorporation provide otherwise, the board of directors may authorize the issuance of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

                  (b) Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the stockholder a written statement containing at minimum:

                           (i) the name of the issuing corporation and that it
                  is organized under the laws of the state of Utah;

                           (ii) the name of the person to whom issued; and

                           (iii) the number and class of shares and the
                  designation of the series, if any, of the issued shares.

         If the corporation is authorized to issue different classes of shares or different series within a class, the written statement shall describe the designations, relative rights, preferences and limitations applicable to each class and the variation in rights, preferences and limitations determined for each series (and the authority of the board of directors to determine variations for future series). Alternatively, each written statement may state conspicuously that the corporation will furnish the stockholder this information without charge on request in writing.

Adopted February 14, 2006               18

         Section 6.03 Registration of the Transfer of Shares

         Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the record owner of such shares on the books of the corporation, the record owner shall be deemed by the corporation to be the owner thereof for all purposes.

         Section 6.04 Restrictions on Transfer of Shares Permitted

         The board of directors (or stockholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire, shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction.

         A restriction on the transfer or registration of transfer of shares is authorized to maintain the corporation's status when it is dependent on the number or identity of its stockholders, to preserve entitlements, benefits, or exemptions under federal, state, or local law; and for any other reasonable purpose.

         A restriction on the transfer or registration of transfer of shares may:

                  (a) obligate the stockholder first to offer the corporation or other persons (separately, consecutively or simultaneously) an opportunity to acquire the restricted shares;

                  (b) obligate the corporation or other persons (separately, consecutively or simultaneously) to acquire the restricted shares;

                  (c) require the corporation, the holders of any class of its shares, or another person to approve the transfer of the restricted shares, if the requirement is not manifestly unreasonable; and

                  (d) prohibit the transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

         A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section 6.04 and such person has knowledge of the restriction or its existence is noted conspicuously on the front or back of the certificate or is contained in the written statement required by section
6.02 of this Article VI with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

         Section 6.05 Acquisition of Shares

         The corporation may acquire its own shares and unless otherwise provided in the articles of incorporation, the shares so acquired constitute authorized but unissued shares.

Adopted February 14, 2006               19

         If the articles of incorporation prohibit the reissuance of acquired shares, the number of authorized shares is reduced by the number of shares acquired by the corporation effective upon amendment of the articles of incorporation, which amendment may be adopted by the stockholders or the board of directors without stockholder action. The articles of amendment must be delivered to the Utah Division of Corporations and Commercial Code for filing and must set forth:

                  (a) the name of the corporation;

                  (b) the reduction in the number of authorized shares, itemized by class and series;

                  (c) the total number of authorized shares, itemized by class and series, remaining after reduction of the shares; and

                  (d) if applicable, a statement that the amendment was adopted by the board of directors without stockholder action and that stockholder action was not required.


                           ARTICLE VII. DISTRIBUTIONS

         The corporation may make distributions (including dividends on its outstanding shares) as authorized by the board of directors and in the manner and upon the terms and conditions provided by law and in the corporation's articles of incorporation.


                          ARTICLE VIII. CORPORATE SEAL

         The board of directors may provide for a corporate seal, which may have inscribed thereon any designation including the name of the corporation, Utah as the state of incorporation, and the words "Corporate Seal."


            ARTICLE IX. DIRECTORS' CONFLICTING INTEREST TRANSACTIONS

         A director's conflicting interest transaction may not be enjoined, be set aside, or give rise to an award of damages or other sanctions in a proceeding by a stockholder, or by or in the right of the corporation, solely because the director, or any person with whom or which the director has a personal, economic or other association, has an interest in the transaction, if:

                  (a) directors' action respecting the transaction was at any time taken in compliance with Section 16-10a-852 of the Act or any section of like tenor as amended from time to time;

                  (b) stockholders' action respecting the transaction was at any time taken in compliance with Section 16-10a-853 of the Act or any section of like tenor as amended from time to time; or

                  (c) the transaction, judged according to the circumstances at the time of commitment, is established to have been fair to the corporation.

Adopted February 14, 2006               20

                              ARTICLE X. AMENDMENTS

         The corporation's board of directors may amend or repeal the corporation's bylaws unless:

                  (a) the Act or the articles of incorporation reserve this power exclusively to the stockholders in whole or part; or

                  (b) the stockholders in adopting, amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw; or

                  (c) the bylaw either establishes, amends, or deletes a supermajority stockholder quorum or voting requirement (as defined in Article II, section 2.09).

         Any amendment that changes the voting or quorum requirement for the board must comply with Article III, section 3.08, and for the stockholders, must comply with Article II, section 2.09.

         The corporation's stockholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors.


                             ARTICLE XI. FISCAL YEAR

         The fiscal year of the corporation shall be fixed by resolution of the board of directors in consultation with the financial and tax advisors of the corporation.



                            CERTIFICATE OF SECRETARY

         The undersigned does hereby certify that such person is the secretary of Aradyme Development Corporation, a corporation duly organized and existing under and by virtue of the laws of the state of Utah; that the above and foregoing bylaws of said corporation were duly and regularly adopted as such by the board of directors of said corporation by unanimous consent dated February 14, 2006; and that the above and foregoing bylaws are now in full force and effect and supersede and replace any prior bylaws of the corporation.

         DATED this 14th day of February, 2006.



                                             /s/ Merwin D. Rasmussen
                                             ---------------------------------
                                             Merwin D. Rasmussen, Secretary

Adopted February 14, 2006               21

                                                                      Appendix D

                              ARADYME CORPORATION
                         2006 LONG-TERM INCENTIVE PLAN

         Aradyme Corporation, a Delaware corporation (the "Company"), hereby adopts this "2006 Long-Term Incentive Plan" (the "Plan").

         1. Purposes of the Plan. The Board has adopted this Plan with the intent, and directs that it be administered as necessary, to attract and retain the best available personnel for positions of substantial responsibility; provide additional incentive to Employees, Directors and Consultants; and promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under the corporate laws of the state in which the Company is incorporated, federal and state securities laws, the Code, the regulations and policies of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the Applicable Laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are or will be granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a committee of Directors appointed by the Board in accordance with section 4 of the Plan.

                  (f) "Common Stock" means the common stock of the Company.

                  (g) "Company" means Aradyme Corporation, a Delaware corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, including, at the discretion of the Administrator, an entity that is not a natural person.

                  (i) "Director" means a member of the Board.

                  (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) if the Common Stock is listed on any established
                  stock exchange or a national market system, including the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by Nasdaq, The Wall Street Journal, or such other source as the Administrator deems reliable;

                           (ii) if the Common Stock is regularly quoted in an
                  inter-dealer quotation medium, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported by such inter-dealer quotation medium, The Wall Street Journal, or such other source as the Administrator deems reliable; or

                           (iii) in the absence of an established market for the
                  Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (o) "Inside Director" means a Director who is an Employee.

                  (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of, and subject to the terms of, the Option Agreement.

                  (r) "Officer" means a person who is an executive officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "Option" means a stock option granted pursuant to the Plan.

                  (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                  (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                  (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                  (x) "Outside Director" means a Director who meets the definition of both a "Non-Employee Director" (as defined in Rule 16b-3 of the Exchange Act) and "Outside Director" (as defined in Section 162(m) of the Code).

                  (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (z) "Plan" means this 2006 Long-Term Incentive Plan, as the same may be amended and restated from time to time.

                  (aa) "Restricted Stock" means Shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under section 11 of the Plan.

                  (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

                  (ee) "Service Provider" means an Employee, Director or Consultant.

                  (ff) "Share" means a share of Common Stock, as adjusted in accordance with section 15 of the Plan.

                  (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to section 11 of the Plan, as evidenced by a Notice of Grant.

                  (hh) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of section 15 of the Plan, the maximum aggregate number of Shares on which Options may be granted and which may be sold on the exercise of such Options and under Restricted Stock Purchase Agreements under the Plan is 3,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) The Board may designate different Committees to
                  administer the Plan with respect to different groups of Service Providers.

                           (ii) To the extent that the Administrator determines
                  it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "Outside Directors" within the meaning of Section 162(m) of the Code.

                           (iii) To the extent desirable to qualify transactions
                  hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other than as provided above, the Plan shall be
                  administered by the Board or a Committee, which Committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value;

                           (ii) to select the Service Providers to whom Options
                  and Stock Purchase Rights may be granted hereunder;

                           (iii) to determine the number of Shares of Common
                  Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                           (iv) to approve forms of agreement for use under the
                  Plan;

                           (v) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi) to reduce the exercise price of any Option or
                  Stock Purchase Right to the then-current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                           (vii) to institute an Option Exchange Program;

                           (viii) to construe and interpret the terms of the
                  Plan and awards granted pursuant to the Plan;

                           (ix) to establish, amend and rescind rules and
                  regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;

                           (x) to modify or amend each Option or Stock Purchase
                  Right (subject to section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (xi) to authorize any person to execute on behalf of
                  the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                           (xii) to correct any defect, supply any omission, or
                  reconcile any inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees, any other holders of Options, and on their legal representatives and beneficiaries;

                           (xiii) except to the extent prohibited by or
                  impermissible in order to obtain treatment desired by the Administrator under Applicable Law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation; and

                           (xiv) to make all other determinations deemed
                  necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6. Limitations.

                  (a) Designation. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all Plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (b) No Right of Continuing Service or Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         7. Term of Plan. Subject to section 21 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of 10 years unless terminated earlier under section 17 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and specified in the Option Agreement, subject to the following:

                           (i) In the case of an Incentive Stock Option:

                                    (1) granted to an Employee who, at the time
                           the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (2) granted to any Employee other than an
                           Employee described in subsection 9(a)(i)(1) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option, the
                  per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii) Notwithstanding the foregoing, Options may be
                  granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant as set forth in the Option Agreement. Such consideration may consist entirely of:

                           (i) cash;

                           (ii) check;

                           (iii) promissory note;

                           (iv) other Shares, provided Shares acquired from the
                  Company have been owned by the Optionee for more than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (v) consideration received by the Company under a
                  cashless exercise program implemented by the Company in connection with the Plan;

                           (vi) a reduction in the amount of any Company
                  liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (vii) any combination of the foregoing methods of
                  payment; or

                           (viii) such other consideration and method of payment
                  for the issuance of Shares to the extent permitted by Applicable Laws.

         Notwithstanding the form of consideration determined by the Administrator at the time of grant, the Administrator shall have the authority, in its sole and absolute discretion, to accept other forms of consideration as the method of payment.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         11. Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser plus interest at the rate of 10% per year from the date of the original purchase and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                  (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                  (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in section 15 of the Plan.

         12. Withholding. If the grant or exercise of an Option or a Stock Purchase Right pursuant to this Plan, or any other event in connection with any such grant or exercise, creates an obligation to withhold income and employment taxes pursuant to the Applicable Laws, such obligation may, at the sole and absolute discretion of the Administrator at the time of the grant of the Option or Stock Purchase Right and to the extent permitted by the terms of the Option or Stock Purchase Right and the then-governing provisions of the Code and the Exchange Act, be satisfied (a) by the holder of the Option or Stock Purchase Right delivering to the Company an amount of cash equal to such withholding obligation; (b) by the Company withholding from any compensation or other amount owing to the holder of the Option or Stock Purchase Right the amount (in cash, stock or other property as the Company may determine) of the withholding obligation; (c) by the Company withholding Shares of stock subject to the Option or Stock Purchase Right with a Fair Market Value equal to such obligation; or
(d) by the holder of the Option or Stock Purchase Right either delivering Shares of stock that have been owned by the holder for more than six months or canceling Options or other rights to acquire stock from the Company that have been held for more than six months with a Fair Market Value equal to such requirements. In all events, delivery of Shares of stock issuable on exercise of the Option or on grant of the Stock Purchase Right shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Purchase Right, or any other event in accordance with the foregoing. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

         13. Nontransferability of Options and Stock Purchase Rights.

         (a) An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, all save and except only (i) an Optionee's family member who has acquired the Option or Stock Purchase Right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by an Optionee's family members or the Optionee in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (ii) unless determined otherwise by the Administrator, in which case such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         (b) An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. An Incentive Stock Option can only be exercised by Optionee. In the event of the death of Optionee while an eligible employee of the Company or within three months after termination thereof, this Option can be exercised by the executor or personal representative of the estate of Optionee or such other person who has acquired this Option as a bequest or by inheritance from Optionee.

         14. Grants to Directors and Officers. To the extent the Company has a class of securities registered under Section 12 of the Exchange Act, Options or Stock Purchase Rights granted under the Plan to Directors and Officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from Section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

                  (a) Requirements for Grant to Officer or Director. A transaction whereby there is a grant of an Option or Stock Purchase Right pursuant to this Plan must satisfy one of the following:

                           (i) The transaction must be approved by the Board or
                  duly authorized Committee composed solely of two or more Outside Directors of the Company.

                           (ii) The transaction must be approved or ratified, in
                  compliance with Section 14 of the Exchange Act, by either: (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the stockholders of the Company held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable

                  Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the stockholders, such ratification must occur no later than the date of the next annual meeting of stockholders.

                           (iii) The stock acquired must be held by the Officer
                  or Director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in Section 16 of the Exchange
                  Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

                  (b) Approval Required for Disposition of Securities. Any transaction involving the disposition by the Company of its securities in connection with Options or Stock Purchase Rights granted pursuant to this Plan shall:

                           (i) be approved by the Board or duly authorized
                  Committee composed solely of two or more Outside Directors; or

                           (ii) be approved or ratified, in compliance with
                  Section 14 of the Exchange Act, by either: (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of stockholders.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If, at any time, the governing provisions are amended to permit an Option or Stock Purchase Right to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Administrator may award Options or Stock Purchase Rights to Directors and Officers and may modify outstanding Options or Stock Purchase Rights in accordance with such changes, all to the extent that such action by the Administrator does not disqualify the Options or Stock Purchase Rights from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

         15. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and Stock Purchase Right, the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Shares reserved under the Plan by the Board (pursuant to section 3), as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration within the meaning of the preceding clause. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 10 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent Option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to section 14 that are assumed or substituted for, if following such assumption or substitution the Optionee's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

                  In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

                  For the purposes of this subsection, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

         16. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         17. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         18. Conditions upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         19. Inability To Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         20. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         21. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                             SECRETARY'S CERTIFICATE

         The undersigned, the duly constituted and elected secretary of Aradyme Corporation, hereby certifies that pursuant to a resolution duly adopted by the stockholders on ______________ __, 2006, in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing Aradyme Corporation 2006 Long-Term Incentive Plan was approved by the affirmative vote of the holders of a majority of the shares of common stock.

         DATED this _____ day of ______________, 2006.



                                                   --------------------------
                                                   Secretary

                                      PROXY
                               ARADYME CORPORATION

Annual Meeting of the Stockholders of         (This Proxy Is Solicited on Behalf
Aradyme Corporation on [meeting date]                 of the Board of Directors)

The undersigned hereby appoints James R. Spencer and Merwin D. Rasmussen proxies, and each of them, with full power of substitution, to vote all shares of common stock of ARADYME CORPORATION (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held in the Building J Auditorium, at the Canyon Park Technology Center, 1501 North Technology Way, Orem, Utah, on [meeting date], at 10:00 a.m., local time, or any adjournment(s) thereof, such proxies being directed to vote as specified below. If no instructions are specified, such proxy will be voted "FOR" each proposal.

To vote in accordance with the Board of Directors' recommendations, sign below. The "FOR" boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box marked "AGAINST" below. To withhold authority for the proxies to vote on any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY" below.

The Board of Directors recommends votes "FOR" the following proposals, each of which has been proposed by the Board of Directors:

     1. To elect each of the following nominees to serve as a director for a term expiring at the 2007 Annual Meeting of the Stockholders of the Company and until a successor is elected and qualified. To withhold your vote for any individual nominee, strike a line through such nominee's name.

            James R. Spencer      Merwin D. Rasmussen          Greg L. Popp

     2. To approve the change in domicile of the Company from Delaware to Utah, to be effected pursuant to an Agreement and Plan of Merger dated effective [February __], 2006, by and between the Company and Aradyme Development Corporation, a Utah corporation and a wholly-owned subsidiary of the Company ("Aradyme Utah"), pursuant to which the Company will merge with and into Aradyme Utah, and Aradyme Utah will survive the merger (approval of this change in domicile proposal will constitute approval of the merger and the Agreement and Plan of Merger).

               FOR  [ ]           AGAINST [ ]         WITHHOLD AUTHORITY [ ]

     3. To approve an amendment to the Company's Certificate of Incorporation to increase the Company's capitalization from 50,000,000 to 100,000,000 shares of common stock. (In the event that proposal number 2 is approved by the stockholders, this proposal shall be deemed to relate to the Articles of Incorporation of Aradyme Utah.)

               FOR  [ ]           AGAINST [ ]         WITHHOLD AUTHORITY [ ]

     4. To approve the Aradyme Corporation 2006 Long-Term Incentive Plan.

               FOR  [ ]           AGAINST [ ]         WITHHOLD AUTHORITY [ ]

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment (s) thereof.

               FOR  [ ]           AGAINST [ ]         WITHHOLD AUTHORITY [ ]

Please print your name and sign exactly as your name appears in the records of the Company. When shares are held by joint tenants, both should sign.

Dated:______________________________

____________________________________        ____________________________________
Signature                                   Signature (if held jointly)

____________________________________        ____________________________________
Print Name                                  Print Name


PLEASE MARK, SIGN, DATE, AND
RETURN THIS PROXY TO:                       Aradyme Corporation
                                            1255 North Research Way, Suite Q3500
                                            Orem, Utah  84097
                                            Facsimile: 801-705-5001